As filed with the U.S. Securities and Exchange Commission on July 10, 2026

Securities Act File No. [__]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.                   ☐

Post-Effective Amendment No.                  ☐

Forethought Variable Insurance Trust

(Exact Name of Registrant as Specified in Charter)

10 West Market Street, Suite 2300, Indianapolis, IN 46204

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 877-355-1820

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copy to:

John O’Hanlon

Kaitlin McGrath

Dechert LLP

One International Place, 40th Floor

Boston, MA 02110

617-728-7111 (phone)

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on August 9, 2026, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

FORETHOUGHT VARIABLE INSURANCE TRUST

[August 9], 2026

Dear Contract Holders:

At a meeting held on May 7, 2026, the Board of Trustees (the “Board”) of Forethought Variable Insurance Trust (the “Trust”), a Delaware statutory trust, approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of the Global Atlantic Goldman Sachs Core Fixed Income Portfolio (“GA Goldman Core Fixed”)(the “Acquired Portfolio”) into the Global Atlantic BlackRock High Yield Portfolio (to be renamed Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio) (“GA BlackRock Multi-Sector Fixed Income”) (the “Acquiring Portfolio”), each a series of the Trust (the “Reorganization”).

The Reorganization does not require shareholder approval. The Reorganization is expected to occur after the close of business on October 2, 2026 (or at such earlier or later date as determined by an officer of the Trust) (the “Closing Date”).

Commonwealth Annuity and Life Insurance Company (“CWA”) offers variable contracts (each a “Contract”) through its separate accounts (the “Separate Accounts”), registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). You were a holder of at least one such Contract as of the close of business on August 3, 2026. The Separate Account is segmented into subaccounts (the “Subaccounts”), each of which invests in an underlying open-end investment management company or a series thereof. The enclosed Combined Information Statement/Prospectus relates solely to the Acquired Portfolio and Acquiring Portfolio, which are series of the Trust and which underlie certain Subaccounts offered under your Contract. The Separate Accounts or their trustees, as record owners of the Acquired Portfolio are, in most cases, the true “shareholders” of the Acquired Portfolio. For clarity and ease of reading, unless otherwise noted, references to “shareholder” or “you” throughout the Combined Information Statement/Prospectus do not refer to the technical shareholder but rather refer to the holder of the Contract (the “Contract Holder”).

After carefully considering the merits of the Reorganization, the Board determined the Reorganization is in the best interests of the Acquired Portfolio and the Acquiring Portfolio. In connection with the Reorganization, you should note the following:

●	The value of your investment will not change as a result of the Reorganization;

●	As of the Closing Date, the Acquiring Portfolio will have the same contractual advisory fees as the Acquired Portfolio following the Reorganization;

●	As of the Closing Date, the Acquiring Portfolio after the Reorganization is expected to have the same total annual operating expense ratio as the Acquired Portfolio immediately prior to the Reorganization;

●	The Adviser has contractually agreed to establish an expense limitation arrangement applicable to the Acquiring Portfolio, under which the Adviser will reimburse such Portfolio’s expenses such that the total annual operating expense ratio of the Acquiring Portfolio will not exceed the current total operating expense ratio of the Acquired Portfolio until October 31, 2027. Following the expiration of the one-year expense limitation arrangement, it is possible that the total annual fund operating expenses of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the Acquired Portfolio, based in part on the asset size of the Acquiring Portfolio at that time; and

●	The Acquiring Portfolio’s contractual advisory and sub-advisory fees will be reduced effective September 30, 2026.

●	The Reorganization is expected to provide an opportunity for shareholders to benefit from potential economies of scale that may be realized over time by combining the assets of the Acquired Portfolio with the Acquiring Portfolio’s assets in the Reorganization.

The Plan provides for:

●	The transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio as of the close of regular trading on the New York Stock Exchange on the Closing Date (“Valuation Time”);

●	The assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and

●	The distribution of shares of the Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio.

Existing shareholders of the Acquired Portfolio are permitted to purchase additional shares of the Acquired Portfolio until October 1, 2026, but any purchase request that cannot be settled prior to October 1, 2026 will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Portfolio. Existing shareholders may also redeem their shares at any time before the Reorganization takes place, as set forth in the Acquired Portfolio’s prospectus. The Separate Account through which you invest may have different restrictions. Please refer to your variable contract prospectus (or other disclosure document) for more information.

The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. We do, however, ask that you review the enclosed Combined Information Statement/Prospectus, which contains information about the Acquiring Portfolio, including its investment objective, strategies, risks, performance, fees and expenses.

If you have any questions, please call the Portfolios at 1-877-355-1820.

Sincerely,

Deborah Schunder
President and Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE COMBINED INFORMATION STATEMENT/PROSPECTUS

The questions and answers below provide an overview of key points typically of interest to shareholders regarding a mutual fund reorganization. These questions and answers are intentionally brief to provide a concise summary. The responses are qualified in their entirety by the remainder of the enclosed Combined Information Statement/Prospectus (“Information Statement/Prospectus”), which contains additional information and further details about the reorganization. We encourage you to read the full Information Statement/Prospectus.

General Information About the Reorganizations

Q. 1.	Why am I receiving the Information Statement/Prospectus?

A.1.	Global Atlantic Investment Advisors, LLC (“GAIA” or “Adviser”) has recommended the reorganization of the Global Atlantic Goldman Sachs Core Fixed Income Portfolio (“GA Goldman Core Fixed”) (the “Acquired Portfolio”) into the Global Atlantic BlackRock High Yield Portfolio (to be renamed Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio) (“GA BlackRock Multi-Sector Fixed Income”) (the “Acquiring Portfolio”), each a series of the Forethought Variable Insurance Trust (the “Trust”) (the “Reorganization”). As part of this initiative, the Board of Trustees (“Board”) of the Trust approved the Reorganization.

Commonwealth Annuity and Life Insurance Company (“CWA”) offers variable contracts (each a “Contract”) through its separate accounts (the “Separate Accounts”), registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). You were a holder of at least one such Contract as of the close of business on August 3, 2026. The Separate Accounts are segmented into subaccounts (the “Subaccounts”), each of which invests in an underlying open-end investment management company or a series thereof. The enclosed Information Statement/Prospectus relates solely to the Acquired Portfolio and Acquiring Portfolio, which are series of the Trust and which underlie certain Subaccounts offered under your Contract. We suggest that you keep the Information Statement/Prospectus for your records and future reference. The Separate Accounts or their trustees, as record owners of the Acquired Portfolio are, in most cases, the true “shareholders” of the Acquired Portfolio. For clarity and ease of reading, references to “shareholder” or “you” throughout the Information Statement/Prospectus do not refer to the technical shareholder but rather refer to the Contract Holder. Each Acquiring Portfolio, following completion of the applicable Reorganization(s), may be referred to as a “Combined Portfolio.”

Q. 2.	How did the Board reach its decision to approve the Reorganization?

A. 2.	In determining whether to approve the Reorganization, the Board considered a variety of factors, including: (1) the relative asset size and long-term viability of the Acquired Portfolio compared to the Acquiring Portfolio; (2) the similarities and differences between the Acquired Portfolio’s and the Acquiring Portfolio’s investment objective, investment strategies, policies and restrictions, investment process, and principal risks; (3) the fact that prior to the Reorganization, 100% of the Acquired Portfolio’s assets would be sold; (4) the continuity provided by the fact that the Acquired Portfolio and the Acquiring Portfolio have the same investment adviser; (5) the fact that the Acquiring Portfolio has a different sub-adviser than the Acquired Portfolio; (6) the terms and conditions of the Agreement and Plan of Reorganization (the “Plan”), which include provisions that are designed to avoid any dilution of shareholder interests; (7) the estimated costs of the Reorganization and the fact that the Adviser will bear (or reimburse the Portfolios for) the costs associated with the Reorganization; (8) the tax considerations of the Reorganization; (9) the fact that the Acquiring Portfolio’s contractual advisory and sub-advisory fees would be reduced effective September 30, 2026; (10) the pro forma gross and net operating expenses of each share class of the Acquiring Portfolio after the Reorganization compared to the current gross and net operating expenses of the Acquired Portfolio; (11) the fact that the Adviser has agreed to establish an expense limitation arrangement applicable to the Combined Portfolio such that the net annual operating expense ratio of the Combined Portfolio immediately after the Reorganization is expected to be the same as that of the Acquired Portfolio immediately prior to the Reorganization through at least one year from the Closing Date; and (12) alternatives to the Reorganization. The Board also considered that the Reorganization does not require, and would be completed without incurring the costs associated with, holding a special meeting of the Acquired Portfolio’s shareholders. After careful consideration of these and other factors, the Board determined that the Reorganization is in the best interests of the Acquired Portfolio and the Acquiring Portfolio and that the interests of the shareholders of the Acquired Portfolio and the Acquiring Portfolio would not be diluted as a result of the Reorganization.

For more information regarding the Board’s considerations in determining to approve the Reorganization, please see the section entitled “REASONS FOR THE REORGANIZATION, BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATION" in the Information Statement/Prospectus.

Q. 3.	Why are shareholders not being asked to approve the Reorganization?

A. 3.	Under the Trust’s Declaration of Trust and By-Laws, the Reorganization does not require the approval of shareholders. In addition, in adopting a rule governing reorganizations of affiliated investment companies, the U.S. Securities and Exchange Commission (“SEC”) stated its view that approval by shareholders of an acquired portfolio would be required if the reorganization would result in a change that, in a context other than a reorganization, would require the approval of the acquired portfolio’s shareholders under applicable provisions of the Investment Company Act of 1940, as amended. The types of differences between an acquired portfolio and an acquiring portfolio that would require the approval by the acquired portfolio’s shareholders for a reorganization generally include different boards of directors, materially different advisory contracts, materially different fundamental investment policies, or higher distribution fees for the acquiring portfolio as compared to the acquired portfolio. None of the factors requiring a shareholder vote are present with respect to the Reorganization.

Q. 4.	Who will bear the costs of the Reorganization?

A. 4.	With respect to the Reorganization, the Adviser will bear (or reimburse the Portfolios for) the costs of the Reorganization, including that the Adviser will reimburse all transaction fees. Reorganization costs include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of the Information Statement/Prospectus; (2) the preparation of the registration statement and other shareholder communications and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; and (3) legal, audit and other fees incurred in connection with the Reorganization, including brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any. No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Portfolio or the Acquiring Portfolio. The estimated amount of the Acquired Portfolio’s assets that will be sold by prior to the consummation of the Reorganization and the related brokerage and other transaction costs expected to be borne by the Adviser are set forth in the table below.

Acquired Portfolio	Estimated Percentage of the Acquired Portfolio’s Securities to be Sold	Estimated Transaction Costs (dollars and basis points (as a percentage of the Combined Portfolio’s assets))
GA Goldman Core Fixed	100%	$17,700 (1.8 basis points)

For more information regarding brokerage expenses and similar transaction costs, see the section entitled “ADDITIONAL INFORMATION ABOUT THE REORGANIZATION – Brokerage Expenses and Other Transaction Costs” in the Information Statement/Prospectus.

Q. 5.	How will the Reorganization affect me as a Shareholder?

A. 5.	The Reorganization is expected to occur after the close of business on October 2, 2026 (or at such earlier or later date as determined by an officer of the Trust) (the “Closing Date”).

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After the close of business on the Closing Date, shareholders of the Acquired Portfolio will become shareholders of the Acquiring Portfolio and will receive shares of the Acquiring Portfolio that are equal in value to their shares in the Acquired Portfolio as of the close of regular trading on the New York Stock Exchange on the Closing Date (“Valuation Time”). The number of shares you receive will depend on the relative net asset value of the Acquired Portfolio’s and the Acquiring Portfolio’s shares immediately prior to the Reorganization. Thus, although the aggregate net asset value of the shares in your account will be the same immediately after the close of business on the Closing Date, you may receive a greater or lesser number of shares than you currently hold in the Acquired Portfolio.

Q. 6.	Can I purchase, exchange or redeem my Acquired Portfolio shares before the Reorganization takes place?

A. 6.	Existing shareholders of an Acquired Portfolio are permitted to purchase additional shares of the Acquired Portfolio until October 1, 2026, but any purchase request that cannot be settled prior to October 1, 2026 will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Portfolio. Existing shareholders may also redeem their shares at any time before the Reorganization takes place, as set forth in the Acquired Portfolio’s prospectus. The Separate Account through which you invest may have different restrictions. Please refer to your variable contract prospectus (or other disclosure document) for more information.

General Information About the Portfolios

Q. 7.	How comparable are the Portfolios’ investment objectives and principal investment strategies?

A. 7.	The Acquired Portfolio and the Acquiring Portfolio have similar investment objectives and similar principal investment strategies, but there are some differences you should consider. Effective September 30, 2026 the Acquiring Portfolio’s name, 80% investment policy, principal investment strategies will change. The “Synopsis” section in the Information Statement/Prospectus provides a comparison of the Acquired Portfolio’s and the Acquiring Portfolio’s investment objective and principal investment strategy. This comparison can be found in the sub-sections entitled “Comparison of the Investment Objectives, Fundamental Investment Restrictions, Principal Investment Strategies and Principal Risks.”

Q. 8.	How comparable are the Portfolios’ principal risks?

A. 8.	The Acquired Portfolio and the Acquiring Portfolio have similar principal risks, but there are some differences you should consider. The “Synopsis” section in the Information Statement/Prospectus provides a comparison of the Acquired Portfolio’s and the Acquiring Portfolio’s principal risks. This comparison can be found in the sub-sections entitled “Comparison of the Investment Objectives, Fundamental Investment Restrictions, Principal Investment Strategies and Principal Risks.”

Q. 9.	Does the Acquiring Portfolio have a different investment adviser and sub-adviser?

A. 9.	The Acquired Portfolio and the Acquiring Portfolio have the same investment adviser but have different sub-advisers. GAIA will continue to serve as the Acquiring Portfolio’s investment adviser after the closing of the Reorganization. The Acquired Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”) whereas the Acquiring Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

Q. 10.	Will the Plan result in different expenses for shareholders of the Acquired Portfolio?

A. 10.	Yes. The Acquiring Portfolio has different expenses than the Acquired Portfolio. With respect to the Reorganization, it is anticipated that, immediately following the Reorganization, shareholders of the Combined Portfolio will incur the same actual management fees (i.e., the management fee rate payable calculated based on a Portfolio’s asset level) as the shareholders of the Acquired Portfolio immediately prior to the Reorganization. With respect to the Reorganization, the total net annual operating expense ratio of the

Combined Portfolio immediately after the Reorganization is expected to be the same total net annual operating expense ratio of the Acquired Portfolio immediately prior to the Reorganization. The Adviser has contractually agreed to establish an expense limitation arrangement applicable to the Acquiring Portfolio, under which the Adviser will reimburse such Portfolio’s expenses such that the total annual operating expense ratio of the Portfolio will not exceed the current total operating expense ratio of the Acquired Portfolio until October 31, 2027. Following the expiration of the one-year expense limitation arrangement, it is possible that the total annual fund operating expenses of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the Acquired Portfolio, based in part on the asset size of the Acquiring Portfolio at that time. The Acquiring Portfolio’s contractual advisory and sub-advisory fees will be reduced effective September 30, 2026. For more information on fees and expenses, see the section entitled “Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio” in the “Synopsis” section in the Information Statement/Prospectus.

Q. 11.	Will the Reorganization be considered a taxable event to the Contract Holders for U.S. federal income tax purposes?

A. 11.	Shares of the Acquired Portfolio are offered only through variable annuity or variable life insurance products. Because these products allow tax-free treatment for transactions within such products, Contract Holders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of the Acquired Portfolio for shares of the Acquiring Portfolio.

Important additional information about the Reorganization is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

THE INFORMATION IN THIS COMBINED INFORMATION STATEMENT/PROSPECTUS IS NOT
COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE
REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE
COMMISSION IS EFFECTIVE. THIS COMBINED INFORMATION STATEMENT/PROSPECTUS IS
NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY
THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY

COMBINED INFORMATION STATEMENT/PROSPECTUS

DATED JULY 10, 2026

COMBINED INFORMATION STATEMENT/PROSPECTUS

[  ], 2026

Forethought Variable Insurance Trust
10 West Market Street, Suite 2300
Indianapolis, Indiana 46204
(877) 355-1820

We Are Not Asking You for a Proxy and You Should Not Send Us a Proxy

This Combined Information Statement/Prospectus (“Information Statement/Prospectus”) relates to the reorganization of the Global Atlantic Goldman Sachs Core Fixed Income Portfolio (“GA Goldman Core Fixed”)(the “Acquired Portfolio”) into the Global Atlantic BlackRock High Yield Portfolio (to be renamed Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio) (“GA BlackRock Multi-Sector Fixed Income”) (the “Acquiring Portfolio”), each a series of the Trust (the “Reorganization”). Commonwealth Annuity and Life Insurance Company (“CWA”) offers variable contracts (each a “Contract”) through its separate accounts (the “Separate Accounts”), registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). You were a holder of at least one such Contract as of the close of business on August 3, 2026. The Separate Account is segmented into subaccounts (the “Subaccounts”), each of which invests in an underlying open-end investment management company or a series thereof. This Information Statement/Prospectus relates solely to the Acquired Portfolio and Acquiring Portfolio, which are series of the Trust and which underlie certain Subaccounts offered under your Contract.

The Separate Accounts or their trustees, as record owners of the Acquired Portfolio are, in most cases, the true “shareholders” of the Acquired Portfolio. For clarity and ease of reading, references to “shareholder” or “you” throughout this Information Statement/Prospectus do not refer to the technical shareholder but rather refer to the Contract Holder. The Acquiring Portfolio and Acquired Portfolio, following completion of the Reorganization, may be referred to herein as the “Combined Portfolio.”

The Reorganization will be completed pursuant to the terms of an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Board (“Board”) of Trustees of Forethought Variable Insurance Trust (the “Trust”). The Plan provides for the following: (1) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio, in exchange for shares of the Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio as of the close of regular trading on the New York Stock Exchange on the closing date of the Reorganization; (2) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and (3) the distribution of shares of the Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio.

The Reorganization is discussed in detail in this Information Statement/Prospectus, which you should read carefully and retain for future reference. It is both an information statement for the Acquired Portfolio and a prospectus for the Acquiring Portfolio. A Statement of Additional Information dated [August 9], 2026, relating to this Information Statement/Prospectus and the Reorganization has been filed with the SEC and is incorporated by reference into this

Information Statement/Prospectus. Additional information is contained in the documents described below, all of which have been filed with the SEC.

Documents:	How to Obtain a Copy:

-     The Statutory Prospectus for the Acquired Portfolio and the Acquiring Portfolio dated May 1, 2026, as supplemented on June 17, 2026, (Securities Act File No. 333-189870) (the “Prospectus”)

-     Statement of Additional Information for the Acquired Portfolio and the Acquiring Portfolio dated May 1, 2026, as supplemented on June 17, 2026 (Securities Act File No. 333-189870) (the “Statement of Additional Information”)

The Prospectus and the Statement of Additional Information are available, without charge, by calling 1-877-355-1820, emailing GlobalAtlanticPortfolios@gafg.com, or by writing to:

Global Atlantic Portfolios

c/o Forethought Variable Insurance Trust
10 West Market Street, Suite 2300
Indianapolis, Indiana 46204

Information is also available at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/.

Each of these documents is incorporated by reference into this Information Statement/Prospectus (meaning that they are legally considered to be part of this Information Statement/Prospectus) only insofar as they relate to the Acquiring Portfolio and Acquired Portfolio. No other parts of such documents are incorporated by reference herein.

- The Portfolios’ Form N-CSR dated December 31, 2025.

This document is available, without charge, by calling 1-877-355-1820, emailing GlobalAtlanticPortfolios@gafg.com, or by writing to:

Global Atlantic Portfolios

c/o Forethought Variable Insurance Trust
10 West Market Street, Suite 2300
Indianapolis, Indiana 46204

Information is also available at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov. The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, information statements, reports, and other information filed by the Portfolios may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

No person has been authorized to give any information or to make any representations other than those contained in this Information Statement/Prospectus and in the materials expressly incorporated by reference.

If any person provides any other representation or information, you should not rely on those other representations or information since none of the Portfolios have authorized those representations.

The SEC has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

Please note that investments in the Portfolios are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any portfolio will achieve its investment objectives.

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GENERAL SYNOPSIS

You should read this entire Information Statement/Prospectus carefully. For additional information, you should consult the Prospectus; the Statement of Additional Information (“SAI”); and the Agreement and Plan of Reorganization (the “Plan”). A form of the Plan is attached hereto as Appendix A.

The Reorganization

At a meeting held on May 7, 2026, the Board of Trustees (the “Board”) of Forethought Variable Insurance Trust (the “Trust”) reviewed a proposal from Global Atlantic Investment Advisors, LLC (“GAIA” or “Adviser”) regarding an initiative to streamline the product offerings of the series of the Trust. For the reasons set forth herein, the Board approved the Plan that provides for the reorganization of GA Goldman Core Fixed with and into BlackRock Multi-Sector Fixed Income (the “Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur after the close of business on October 2, 2026 (or at such earlier or later date as determined by an officer of the Trust) (the “Closing Date”).

The Plan provides for:

●	the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio as of the close of regular trading on the New York Stock Exchange (4:00 pm, Eastern Time) on the Closing Date (“Valuation Time”);

●	the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and

●	the distribution of shares of the Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio.

The Reorganization is expected to be completed after the close of business on the Closing Date based on the net asset value of each Portfolio’s shares as of the Valuation Time. The Acquiring Portfolio, following completion of the Reorganization, may be referred to as the “Combined Portfolio.”

Each shareholder of the Acquired Portfolio will hold, immediately after the Closing Date, shares of the same class of the Acquiring Portfolio having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Portfolio held by that shareholder as of the Valuation Time. The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. Your investment in the Acquired Portfolio will automatically be invested in the Acquiring Portfolio upon completion of the Reorganization.

It is expected for the Reorganization to be taxable for the Acquired Portfolio and the Acquiring Portfolio. As long as the Contracts funded through the Separate Accounts qualify as variable contracts under Section 817(d) of the Code, the Reorganization, whether or not treated as tax-free for U.S. federal income tax purposes, is not expected to create any tax liability for Contract Holders. Additional information about the U.S. federal income tax consequences of the investing in the Contracts is included under “MORE INFORMATION ABOUT THE PORTFOLIOS – Tax Considerations.”

Comparison of Portfolio Classes and Distribution Arrangements

In connection with the Reorganization, shareholders of the Acquired Portfolio will receive shares of the same class of the Acquiring Portfolio. Class I, Class II and Class III shares, respectively of the Acquiring Portfolio will have substantially identical legal characteristics as the corresponding class of shares of the Acquired Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability. Each Portfolio is organized as a series of the same Delaware statutory trust. There are no material differences between the rights of shareholders of the Acquiring Portfolio and shareholders of the Acquired Portfolio.

Comparison of Buying and Selling Shares

Shares of the Acquiring Portfolio and the Acquired Portfolio are intended to be sold to certain separate accounts of insurance companies. All shares are held by a separate account for your benefit and the benefit of other purchasers. Shares of a Portfolio may be purchased or sold on any day that the New York Stock Exchange is open, or as permitted under your variable contract. Class I shares of GA Goldman Fixed and Class III shares of each Portfolio are not currently offered.

Comparison of Portfolio Distributions

All dividends are distributed to the separate accounts on an annual basis and will be automatically reinvested in each Portfolio’s shares unless an election is made on behalf of a separate account or other shareholder to receive some or all of the dividends in cash. Dividends are not taxable as current income to you or other purchasers of variable contracts.

Tax Information

It is each Portfolio’s intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a Contract Holder who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries

Each Portfolio or the Adviser may pay insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing insurance companies and your salesperson to recommend a variable contract and a Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SYNOPSIS – COMPARISON OF GA GOLDMAN CORE FIXED AND GA BLACKROCK MULTI-SECTOR FIXED INCOME

Comparison of the Investment Objectives, Fundamental Investment Restrictions, Principal Investment Strategies and Principal Risks

Effective September 30, 2026 the Acquiring Portfolio’s name, 80% investment policy, principal investment strategies will change. The following discussion relates to the Acquiring Portfolio’s 80% investment policy and principal investment strategy that will be in effect as of the Closing Date. The investment objective of each Portfolio is slightly different. The Acquired Portfolio seeks to provide total return consisting of capital appreciation and income. The Acquired Portfolio seeks to provide total return. The Portfolios’ investment objectives are non-fundamental policies and may be changed without shareholder approval by the Board upon 60 days’ written notice to shareholders. Each Portfolio has the same fundamental investment restrictions. Each Portfolio has some similar principal investment strategies, but there are some differences in the Portfolios’ principal investment strategies that you should consider. For example, under normal circumstances, the Acquired Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes in fixed-income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate debt securities, collateralized loan obligations (limited to no more than 15% of the Portfolio’s net assets), privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities and asset-backed securities. Whereas, under normal market conditions, the Acquiring Portfolio seeks to achieve its investment objective primarily through investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments that provide exposure to fixed-income securities. To do so, BlackRock will allocate at least 80% of the Acquiring Portfolio’s assets to a diversified group of underlying fixed income exchange-traded funds that are affiliated with BlackRock and invest primarily in fixed-income securities and/or cash alternatives in both U.S. and non-U.S. markets.

The following comparisons summarize the principal investment strategies of each Portfolio.

	GA GOLDMAN CORE FIXED (ACQUIRED PORTFOLIO)	GA BLACKROCK MULTI-SECTOR FIXED INCOME (ACQUIRING PORTFOLIO)
Principal Investment Strategies	In seeking to achieve the Portfolio’s investment objective, the Portfolio’s sub-adviser, Goldman Sachs Asset Management, L.P. (“GSAM” or the “Sub-Adviser”), invests, under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes in fixed-income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), corporate debt securities, collateralized loan obligations (limited to no more than 15% of the Portfolio’s net assets), privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”) and asset-backed securities. The Portfolio may also invest in custodial receipts, fixed-income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia)

Under normal market conditions, the Portfolio seeks to achieve its investment objective primarily through investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments that provide exposure to fixed-income securities.

Under normal market conditions, the Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”) allocates at least 80% of the Portfolio’s assets to a diversified group of underlying fixed income exchange-traded funds (“Underlying ETFs”) that are affiliated with BlackRock and invest primarily in fixed-income securities and/or cash alternatives in both U.S. and non-U.S. markets. The Portfolio incorporates a multi-sector fixed income strategy that, under normal circumstances, seeks to adjust allocations to fixed income sectors that BlackRock deems to be attractive investments over the short to intermediate term. This strategy seeks to enhance the total return and manages portfolio risk at the aggregate level. Modifications in the

GA GOLDMAN CORE FIXED (ACQUIRED PORTFOLIO)	GA BLACKROCK MULTI-SECTOR FIXED INCOME (ACQUIRING PORTFOLIO)

(“Municipal Securities”) and convertible securities.

The Portfolio may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Portfolio also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Portfolio’s portfolio risks, manage the Portfolio’s duration and/or gain exposure to certain fixed-income securities or indices. The Portfolio may purchase or sell Mortgage-Backed Securities issued or guaranteed by U.S. government agencies or sponsored enterprises (“Agency Mortgage-Backed Securities”) on a delayed delivery or forward commitment basis through the to-be-announced (“TBA”) market. With TBA transactions, the particular securities to be delivered must meet specified terms and standards.

The value of the Portfolio’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets measured at the time of purchase (“Total Assets”) and 10% of the Portfolio’s Total Assets may be invested in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Portfolio’s Total Assets. In pursuing its investment objective, the Portfolio uses the Bloomberg U.S. Aggregate Bond Index (the “Index”) as its performance benchmark, but the Portfolio will not attempt to replicate the Index. The Portfolio may, therefore, invest in securities that are not included in the Index.

The Portfolio may invest in fixed-income securities rated at least BBB- or Baa3 at the time of purchase. Securities will either be rated by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by GSAM to be of comparable credit quality. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market allocations to the Underlying ETFs are based on techniques that may include technical, qualitative, quantitative and momentum analysis of the market. The mix of Underlying ETFs will vary with market conditions and BlackRock's assessment of the Underlying ETFs’ relative attractiveness as investment opportunities. Certain Underlying ETFs’ investments will focus on investments in domestic and foreign fixed-income instruments including U.S. treasuries, mortgage- and asset-backed securities, corporate loans, distressed securities, inflation-indexed instruments, corporate bonds, sovereign and emerging market debt. In addition, the Underlying ETFs may invest up to 25% in lower quality debt securities (rated BB or lower by Standard & Poor’s or Fitch Ratings, Inc. or Ba or lower by Moody’s Investor Services), sometimes referred to as “junk bonds.” An Underlying ETF may integrate environmental, social and governance (“ESG”) factors into its investment selection process and/or screen out particular companies and industries based on certain ESG related criteria.

GA GOLDMAN CORE FIXED (ACQUIRED PORTFOLIO)	GA BLACKROCK MULTI-SECTOR FIXED INCOME (ACQUIRING PORTFOLIO)

value and liquidity of the security. If this occurs, the Portfolio may continue to hold the security if GSAM believes it is in the best interest of the Portfolio and its shareholders.

The Portfolio’s target duration range under normal interest rate conditions is expected to approximate that of the Index, plus or minus 1.5 years, and since the Portfolio’s inception on November 1, 2017 through December 31, 2025, the duration of the Index has ranged between 5.75 and 6.53 years. “Duration” is a measure of a debt security's price sensitivity to changes in interest rates. The longer the duration of the Portfolio (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security's market price.

The Sub-Adviser employs a fundamental investment process that may integrate traditional fundamental factors alongside environmental, social and governance (“ESG”) factors. No one factor or consideration is determinative in the fundamental investment process.

The Acquiring Portfolio’s principal investment strategies, including the additional markets to which you may be exposed as a shareholder of the Acquiring Portfolio, may impact performance and the risk/return profile of your investment. The investment philosophy and investment process of the Portfolios, as applicable, are described in more detail in Appendix B.

The Portfolios are subject to similar principal risks; however, the degree to which each Portfolio is subject to any particular investment risk will depend on the extent to which the Portfolio is invested in a particular security or types of securities that expose the Portfolio to such risk. Each Portfolio is subject to (or, as of the Reorganization date, will be subject to) the following principal risks: Emerging Markets Risk, Fixed Income Risk, Foreign Currency Risk, Foreign Investment Risk, Forward Currency Contracts Risk, Issuer Risk, Management Risk, Market Risk, Mortgage- and Asset-Backed Securities Risk, Over-the-Counter Transactions Risk, Portfolio Turnover Rate Risk, Sovereign Debt Risk and Underlying ETF Risk. The Acquired Portfolio is also subject to the following principal risks: Collateralized Loan Obligations Risk, Convertible Securities Risk, Derivatives Risk, Liquidity Risk, Municipal Securities Risk, To Be Announced Securities Risk and U.S. Government Securities Risk. As of the Reorganization date, the Acquiring Portfolio will also be subject to the following principal risks: Affiliated Underlying ETF Risk, Asset Allocation Risk,

Corporate Loans Risk, ESG Investing Risk, ETF Risk, Focus Risk, High-Yield Debt Securities Risk, Quantitative Investing Risk, Settlement Risk, Style Factors Risk and Tactical Asset Allocation Risk.

The risk profiles of the Acquired Portfolio and the Acquiring Portfolio are comparable.

The descriptions of these principal risks are described in the “COMPARISON OF THE PRINCIPAL RISKS” section below.

Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio Fees and Expenses

The fees and expenses of each Portfolio and estimated pro forma fees and expenses after giving effect to the Reorganization are shown in the table below. The fees and expenses of each Portfolio are based on the fees and expenses of the Portfolios for the twelve months ended December 31, 2025; except as noted in the footnotes to the tables below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Portfolio after giving effect to the Reorganization. Pro forma numbers are estimated in good faith and are hypothetical. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of a Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GA Goldman Core Fixed (Acquired Portfolio)			GA BlackRock Multi- Sector Fixed Income (Acquiring Portfolio)			GA BlackRock Multi- Sector Fixed Income (Acquiring Portfolio) Pro Forma(1)
Share Classes	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III
Management fees	0.34%	0.34%	0.34%	0.34%(5)	0.34%(5)	0.34%(5)	0.34%(5)	0.34%(5)	0.34%(5)
Distribution and/or service (12b-1) fees	None	0.25%	0.15%	None	0.25%	0.15%	None	0.25%	0.15%
Other expenses(2)	0.18%	0.18%	0.18%	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses(3)	0.00%	0.00%	0.00%	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%
Total annual Portfolio operating expenses	0.52%	0.77%	0.67%	0.58%	0.83%	0.73%	0.58%	0.83%	0.73%
Fee Waiver and/or Reimbursement(4)	0.00%	0.00%	0.00%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	0.52%	0.77%	0.67%	0.52%	0.77%	0.67%	0.52%	0.77%	0.67%

(1)	Reflects pro forma amounts following the Reorganization.
(2)	The “Other Expenses” for Class II, with respect to the Acquired Portfolio, and Class III shares, with respect to both Portfolios, are based on estimated amounts. In addition, “Other Expenses” have been restated to reflect current fees with respect to the Acquiring Portfolio.
(3)	Acquired Fund Fees and Expenses are the indirect cost of investing in other investment companies, the costs of which will not be included in the Portfolio’s financial statements. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.
(4)	The Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until October 31, 2027, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement will not exceed 0.52%, 0.77%, and 0.67% of average daily net assets attributable to Class I, Class II and Class III shares of the Acquiring Portfolio, respectively. The expense reimbursement is subject to possible recoupment from the Acquiring Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment, after giving effect to the recoupment amount, can be achieved within the lesser of the expense limits listed above and any expense limits applicable at the time of recoupment. The agreement may be terminated only by the Board, on 60 days’ written notice to the Adviser. “Fee Waiver and/or Reimbursement” and “Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement” have been restated to reflect the expense reimbursement effective September 30, 2026 for the Acquiring Portfolio.
(5)	“Management Fees” have been restated to reflect current fees.

Example

The examples below are intended to help you compare the cost of investing in the Portfolios and in the Acquiring Portfolio (after the Reorganization) on a pro forma basis. The examples assume that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same (except that the Example reflects any applicable contractual fee waivers/expense reimbursement arrangements for only the first year).

The pro forma expense examples are estimated. The expense examples do not include the cost of the Reorganization. Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:

	Year 1			Year 3			Year 5			Year 10
Share Classes	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III
GA Goldman Core Fixed (Acquired Portfolio)	$53	$79	$68	$167	$246	$214	$291	$428	$373	$653	$954	$835
GA BlackRock Multi-Sector Fixed Income (Acquiring Portfolio)	$53	$79	$68	$180	$259	$227	$318	$455	$400	$720	$1,020	$901
GA BlackRock Multi-Sector Fixed Income (Acquiring Portfolio) Pro Forma(1)	$53	$79	$68	$180	$259	$227	$318	$455	$400	$720	$1,020	$901
(1)	Reflects pro forma amounts following the Reorganization.

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect a Portfolio’s performance. A higher portfolio turnover rate may indicate higher transaction costs. During the most recent fiscal year ended on December 31, 2025, the portfolio turnover rate for the Acquired Portfolio was 60% of the average value of its portfolio. During the most recent fiscal year ended on December 31, 2025, the portfolio turnover rate for the Acquiring Portfolio was 76% of the average value of its portfolio.

Performance of the Acquired Portfolio and the Acquiring Portfolio

The Acquired Portfolio

The bar chart and performance table below show the variability of the Portfolio’s returns, which is some indication of the risks of investing in the Portfolio. The bar chart shows performance of the Portfolio’s Class I shares for each full calendar year since the Portfolio’s inception and the table shows how the average annual total returns of the Portfolio’s Class I shares compared with the returns of an index that measures broad market performance. The performance in the bar chart and the table does not include the effect of variable contract charges. If variable contract charges had been included, performance would have been lower. You should be aware that the Portfolio’s past performance may not be an indication of how the Portfolio will perform in the future.

Class I Annual Total Return by Calendar Year

Highest Quarter	4th Quarter 2023	7.12%
Lowest Quarter	1st Quarter 2022	(6.16)%

The year-to-date return for the Acquired Portfolio’s Class I shares as of March 31, 2026 was (0.46)%.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

	One Year	Five Years	Since Inception (11/1/17)
Class I shares return before taxes	7.80%	(0.53)%	1.82%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	1.74%

The Acquiring Portfolio

The bar chart and performance table below show the variability of the Portfolio’s returns, which is some indication of the risks of investing in the Portfolio. The bar chart shows performance of the Portfolio’s Class I shares for each full calendar year since the Portfolio’s inception and the table shows how the average annual total returns of the Portfolio’s Class I shares compared with the returns of two indexes. The ICE BofA BB-B U.S. High Yield Constrained Index serves as the Portfolio’s performance index because the Adviser believes it is more representative of the Portfolio’s investment strategy. The Bloomberg US Universal Bond Index serves as the Portfolio’s regulatory index and provides a broad measure of market performance. The performance in the bar chart and the table does not include the effect of variable contract charges. If variable contract charges had been included, performance would have been lower. Because all of the Portfolio’s shares are invested in the same portfolio of securities, returns for the Portfolio’s Class II shares differ only to the extent that the classes do not have the same expenses. You should be aware that the Portfolio’s past performance may not be an indication of how the Portfolio will perform in the future. Prior to September 30, 2026, the Portfolio had a different name, management fee, sub-advisory fee, and principal investment strategy. The Portfolio’s performance prior to that date may have been different if the current fees and principal investment strategies had been in effect.

Class I Annual Total Return by Calendar Year

Highest Quarter	2nd Quarter 2020	8.98%
Lowest Quarter	1st Quarter 2020	(11.66)%

The year-to-date return for the Acquiring Portfolio’s Class I shares as of March 31, 2026 was (0.34)%

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

	One Year	Five Years	Since Inception (11/1/17)
Class I shares return before taxes	6.87%	4.15%	4.35%
Class II shares return before taxes	6.64%	3.90%	4.10%
ICE BofA BB-B U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	8.73%	4.11%	4.78%
Bloomberg US Universal Bond Index (reflects no deduction for fees, expenses or taxes)	7.58%	0.06%	2.04%

COMPARISON OF THE PRINCIPAL RISKS

There is no assurance that a Portfolio will achieve its investment objective. Each Portfolio’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Portfolios. An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Risks could adversely affect the net asset value, total return and the value of a Portfolio and your investment. With respect to the Acquiring Portfolio, this section reflects the principal risks that will apply to the Portfolio as of the Closing Date.

Principal Risks	Acquired Portfolio (GA Goldman Core Fixed)	Acquiring Portfolio (GA BlackRock Multi-Sector Fixed Income)
Affiliated Underlying ETF Risk	No	Yes
Asset Allocation Risk	No	Yes
Collateralized Loan Obligations Risk	Yes	No
Convertible Securities Risk	Yes	No
Corporate Loans Risk	No	Yes
Derivatives Risk	Yes	No
Emerging Markets Risk	Yes	Yes
ESG Investing Risk	No	Yes
ETF Risk	No	Yes
Fixed Income Risk	Yes	Yes
Focus Risk	No	Yes
Foreign Currency Risk	Yes	Yes
Foreign Investment Risk	Yes	Yes
Forward Currency Contracts Risk	Yes	Yes
High-Yield Debt Securities Risk	No	Yes
Issuer Risk	Yes	Yes
Liquidity Risk	Yes	No
Management Risk	Yes	Yes
Market Risk	Yes	Yes
Mortgage- and Asset-Backed Securities Risk	Yes	Yes
Municipal Securities Risk	Yes	No
Over-the-Counter Transactions Risk	Yes	Yes
Portfolio Turnover Rate Risk	Yes	Yes
Quantitative Investing Risk	No	Yes
Settlement Risk	No	Yes
Sovereign Debt Risk	Yes	Yes
Style Factors Risk	No	Yes
Tactical Asset Allocation Risk	No	Yes
To Be Announced Securities Risk	Yes	No
Underlying ETF Risk	Yes	Yes
U.S. Government Securities Risk	Yes	No

Affiliated Underlying Fund Risk.  Certain Portfolios invest in Underlying Funds that are affiliated with the Sub-Adviser. The Sub-Adviser is subject to conflicts of interest when allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Sub-Adviser and its affiliates are also responsible for managing the Underlying Funds. However, the Sub-Adviser is a fiduciary to its applicable Portfolio and is legally obligated to act in the Portfolio's best interests when selecting Underlying Funds.

Asset Allocation Risk. The Portfolio's ability to achieve its investment objectives depends upon the Adviser's and/or Sub-Adviser's skill in determining the Portfolio's asset allocation, deciding to focus on certain asset classes and selecting the best combination of Underlying Funds and ETFs and other investments, as applicable. The Portfolio's percentage allocations among its investments could cause the Portfolio to underperform relative to relevant benchmarks and other mutual funds with similar investment objectives.

Collateralized Loan Obligations Risk.  The Portfolio may invest in CLOs. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees.

The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus, investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO's manager may perform poorly. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Portfolio invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Portfolio as illiquid investments. However an active dealer market may exist for CLOs that qualify under the Rule 144A "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by the Portfolio as liquid securities.

CLOs, and their underlying loan obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when a Portfolio purchases a newly issued CLO security in the primary market (rather than from the secondary market), there often may be a delayed settlement period during which the liquidity of the CLO may be further reduced. As a result, the proceeds from the sale of CLO securities may not be readily available to meet a Portfolio's redemption or other obligations and a Portfolio may be unable to acquire or dispose of the securities at a price and time a Portfolio deems advantageous. There is no guarantee that an active secondary market will exist or be maintained for any given CLO.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Corporate Loans Risk.  Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate ("SOFR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (which may exceed seven days). As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet an Underlying Fund's redemption obligations, meaning that the Underlying Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations. In addition, certain corporate loans may not be considered "securities," and investors such as the Portfolio therefore may not be entitled to rely on the antifraud protections of the federal securities laws.

Derivatives Risk. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives may increase costs, reduce a Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments require the clearing and exchange-trading of many standardized over-the-counter ("OTC") derivative instruments deemed to be "swaps." The Commodity Futures Trading Commission ("CFTC") has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase-in basis.

•  Credit Default Swaps Risk. Credit default swaps may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection "buyer" may be obligated to pay the protection "seller" an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

•  Futures Risk. The use of futures contracts, which are traded on exchanges, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk, (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Portfolio may experience losses that exceed losses experienced by other mutual funds that do not use futures contracts. Theoretically, a Portfolio's losses could be unlimited. In addition, there may be imperfect correlation, or even no correlation, between price movements of futures contracts and price movements of investments in the underlying assets or investments for which the futures contracts are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. A Portfolio's investment in exchange-traded futures and their accompanying costs could limit the Portfolio's gains in rising markets relative to those of equity and fixed-income securities, the Underlying ETFs, or to those of other funds in general. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid or less liquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Because the futures contracts used by a Portfolio are exchange-traded, the primary credit risk on such contracts is the creditworthiness of the Portfolio's clearing broker or the clearinghouse. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Portfolio may be unable to close-out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures hedging strategy adopted will succeed.

•  Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose a Portfolio to greater risk and increase its costs. As an open-end investment company registered with the SEC, each Portfolio is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Increases and decreases in the value of a Portfolio's portfolio will be magnified when the Portfolio uses leverage.

•  Options Risk.  Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

•  Swaps Risk.  In a standard OTC (as defined below) "swap" transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" of predetermined investments or instruments, which may be adjusted for an interest factor. Interest rate swaps and some credit default swaps are traded on exchanges and subject to central clearing. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease the counterparty risk involved in bi-laterally negotiated contracts and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of a Portfolio's clearing broker or the clearinghouse.

Emerging Markets Risk. In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, less established accounting and financial reporting systems, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issuers. As a result, the scope or quality of financial information available to investors may be reduced compared to that available in more developed markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Sanctions, or even the threat of sanctions, against one or more foreign countries may result in the decline of the value and liquidity of the securities of those countries, increase market volatility and disruption in the sanctioned country and throughout the world, or other adverse consequences to those countries' economies. Sanctions could result in the sanctioned foreign country taking counter measures or retaliatory actions, which may further impair the value or liquidity of the securities of those countries and negatively impact a Portfolio's investments. In addition, as a result of economic sanctions and other similar governmental actions or developments, a Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. Emerging securities markets may have far lower trading volumes, less liquidity, and different clearance and settlement procedures than developed markets, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. In the case of foreign debt securities, in the event of a default, it may be more difficult to obtain or to enforce a judgement against the issuer of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

Environmental, Social and Governance ("ESG") Investing Risk. A Sub-Adviser may integrate, or a Portfolio may invest a portion of its assets in Underlying Funds that integrate, ESG in its investment selection process and/or screen out particular companies and industries based on certain ESG related criteria. A Portfolio or an Underlying Fund may forgo certain investment opportunities, which may affect the Portfolio's exposure to certain companies or industries. Further, ESG considerations may only be one of a number of factors considered in the investment selection process.

Therefore, the issuers in which a Portfolio or an Underlying Fund invests may not be considered ESG-focused issuers and may have lower or adverse ESG assessments. A Portfolio's results may be lower than other funds that do not seek to invest, or invest in Underlying Funds that invest, in companies based on ESG ratings and/or screen out certain companies or industries. A Sub-Adviser or Underlying Fund may rely on third-party data that it believes to be reliable, but there is no guarantee as to the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Investors may differ from ESG index providers in their views of ESG characteristics. A Portfolio or an Underlying Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company's ESG factors or a Sub-Adviser's or an Underlying Fund's assessment of such factors may change over time. Consideration of ESG factors may affect a Portfolio's or an Underlying Fund's exposure to certain issuers or industries and may not work as intended. Certain of a Portfolio's or an Underlying Fund's investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, which may change without notice. Certain companies in which a Portfolio or an Underlying Fund may invest may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage. In addition, ESG considerations assessed as part of the investment process may vary across types of eligible investments and issuers. Not every investment may be assessed for ESG factors and, when there is an ESG assessment, not every ESG factor may be identified or evaluated.

ETF Risk.  Investments in underlying ETFs typically present the same risks as investments in conventional Underlying Funds. In addition, disruptions to the creations and redemptions process through which market makers directly purchase and sell ETF shares, the existence of extreme market volatility or potential lack of an active trading market, or changes in the liquidity of the market for an ETF's underlying portfolio holdings, may result in the ETF's shares trading at significantly above (at a premium to) or below (at a discount to) net asset value, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant ETF's underlying holdings. An ETF's shares could also trade at a premium or discount to net asset value when an ETF's underlying securities trade on a foreign exchange that is closed when the securities exchange on which the ETF trades is open. The current price of the ETF's underlying securities and the last quoted price for the underlying security are likely to deviate in such circumstances. There can be no assurance that an active trading market for an ETF's shares will develop or be maintained. Trading may be halted, for example, due to market conditions. Because the value of ETF shares depends on the demand in the market, a Portfolio's holdings may not be able to be liquidated at the most optimal time, adversely affecting performance.

There can be no assurance that an ETF's investment objectives will be achieved. Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and natural resources. ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.

Fixed Income Risk.  When a Portfolio directly or indirectly invests in bonds and other fixed-income securities, the value of your investment in the Portfolio will fluctuate with changes in interest rates. Typically, a rise in periods of volatility and rising interest rates may lead to increased redemptions and volatility and decreased liquidity in the fixed-income markets, making it more difficult to sell fixed-income holdings. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Portfolio possibly causing the Portfolio's share price and total return to be reduced and fluctuate more than other types of investments.

•  Credit Risk.  There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer's financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the perception (whether by market participants, rating agencies, pricing services or otherwise) that an issuer is likely to default, tends to reduce the value and liquidity of fixed-income securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or in a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, a Sub-Adviser or the rating agencies than such securities actually do. These risks are heightened in market environments where interest rates are rising.

•  Extension Risk.  Debt securities are subject to extension risk when repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. In addition, because principal payments are made later than expected, the investment's duration may extend (and result in increased interest rate risk) and the Portfolio may be prevented from investing proceeds it would otherwise have received at the higher prevailing interest rates. Extension risk is elevated during periods of increasing interest rates.

•  Income Risk.  Because a Portfolio can only distribute what it earns, the Portfolio's distributions to shareholders may decline when prevailing interest rates fall or when a Portfolio experiences defaults on debt securities it directly or indirectly holds. A Portfolio's income generally declines during periods of falling interest rates because proceeds received from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) are reinvested at a lower rate of interest or return.

•  Interest Rate Risk. Interest rate changes can be sudden and unpredictable and may expose fixed-income and related markets to heightened volatility. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall as compared with similar, newly issued fixed-income investments. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. The longer a Portfolio's average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. Interest rate changes could be sudden and could expose debt markets to significant volatility and reduced liquidity.

•  Prepayment Risk. Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When prepayments of principal are reinvested, the investor may receive a rate of interest that is lower than the rate on the existing security, with potentially lower income, yield and distributions. Prepayment risk is increased during periods of declining interest rates and securities subject to prepayment may have greater price volatility.

Focus Risk. The greater a Portfolio's or Underlying Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Portfolio or Underlying Fund may experience upon any single economic, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Portfolio's or Underlying Fund's shares.

Foreign Currency Risk. Exposure to foreign currency denominated securities will subject a Portfolio to currency trading risks that include market risk, interest rate risk and country risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless.

Foreign Investment Risk. Investing in foreign securities involves risks not typically associated with investing in securities or companies organized and operated in the United States that can increase the chances that a Portfolio will lose money. Such risks include adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, restrictions on capital movements, the imposition of sanctions and/or tariffs, less developed or less efficient trading markets, political instability and differing auditing and legal standards. The threat or actual imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the global investment markets.

Sanctions, or even the threat of sanctions, against one or more foreign countries may result in the decline of the value and liquidity of the securities of those countries, increase market volatility and disruption in the sanctioned country and throughout the world, or other adverse consequences to those countries' economies. Sanctions could result in the sanctioned foreign country taking counter measures or retaliatory actions, which may further impair the value or liquidity of the securities of those countries and negatively impact a Portfolio's investments. In addition, as a result of economic sanctions and other similar governmental actions or developments, a Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.

In addition, securities registration, custody, and settlement of foreign securities may be subject to delays and legal and administrative uncertainties. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and experience other adverse consequences. In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Portfolio to credit and other risks it does not have in the United States. In addition, in certain markets a Portfolio may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may also limit a Portfolio's ability to buy and sell securities during certain periods.

Forward Currency Contracts Risk.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Portfolio may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge currency exposure related to other Portfolio holdings or as part of its investment strategy. Forward currency contracts do not eliminate fluctuations in the value of foreign securities but allow a Portfolio to establish a fixed rate of exchange for a future point in time. Use of these contracts can have the effect of reducing returns, limiting opportunities for gain and creating losses. Gains from foreign currency contracts are typically taxable as income and may notably increase an investor's tax liability.

High-Yield Debt Securities Risk. Lower-quality bonds (including loans), known as "high-yield" or "junk" bonds, and unrated securities of similar credit quality are considered speculative and involve greater risk of a complete loss of an investment, or delays of interest and principal payments, than higher-quality debt securities. Issuers of high-yield debt securities are typically not as strong financially as those issuing securities of higher credit quality. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and an entire investment may be lost.

The prices of high-yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt securities often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt securities are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the ability to sell securities in response to specific economic events or to meet redemption requests. As a result, high-yield debt securities generally pose greater illiquidity and valuation risks.

Issuer Risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk. A Portfolio may make investments that may be illiquid or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Liquid investments may become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Portfolio, and any security or instrument held by a Portfolio may be deemed an illiquid investment pursuant to a Portfolio's liquidity risk management program. Illiquid investments may be more difficult to value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities' resale. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors' interests because of unusual market conditions, declining prices of the securities sold, or an unusually high volume of redemption requests or other reasons. To meet redemption requests or to try to limit losses, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. This may inhibit a Portfolio from pursuing its investment strategies or negatively impact the values of portfolio holdings and dilute remaining investors' interests.

With respect to the fixed-income investments, liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Certain types of fixed-income investments, such as asset-backed securities, with longer duration or maturity may face heightened levels of liquidity risk.

Management Risk. Each Portfolio is subject to the risk that the methods and analyses employed may not produce the desired results. In addition, each Portfolio is subject to the risk that the Adviser's or a Sub-Adviser's judgments about the Portfolio's investments may prove to be incorrect and may not produce the desired results. Any of these activities could cause a Portfolio to lose value or its investment results to lag relevant benchmarks or other mutual funds with similar objectives. Each Portfolio is also subject to the risk that deficiencies in the internal systems or controls of the Adviser, a Sub-Adviser or other service provider could cause losses for the Portfolio or hinder Portfolio operations. For example, trading delays or errors (both human and systemic) could prevent a Portfolio from purchasing a security expected to appreciate in value.

Market Risk. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, increased government spending, social or political unrest or other events, or the threat or potential threat of one or more such events and developments, could also have a significant impact on a Portfolio and its investments. The market prices of securities may also be negatively impacted by trading activity and investor interest, including interest driven by factors unrelated to market conditions or financial performance. In these circumstances, the value of a Portfolio's investments, particularly any short positions or exposures, may fluctuate dramatically.

A Portfolio may experience a substantial or complete loss on any individual security.

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact Portfolio investments. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio's costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets.

Mortgage- and Asset-Backed Securities Risk.  Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. A Portfolio may directly or indirectly receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To a Portfolio this means a loss of anticipated interest, and a portion of its direct or indirect principal investment represented by any premium paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage-backed securities also are subject to extension risk. Rising interest rates c

Certain mortgage-backed securities may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Some of these securities are backed by the full faith and credit of the U.S. Treasury, while others, such as those guaranteed by Fannie Mae and Freddie Mac, are not. Under the direction of the Federal Housing Finance Administration ("FHFA"), Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the "Single Security Initiative") that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019. While the initial effects of the issuance of uniform mortgage-backed securities ("UMBS") on the market for mortgage-related securities have been relatively minimal, the long-term effects are still uncertain. Since 2008, Fannie Mae and Freddie Mac have been operating under the conservatorship of the "FHFA" and are dependent on the continued support of the U.S. Treasury and FHFA in order to continue their business operations. The FHFA and the White House have made public statements regarding plans to consider ending the conservatorships. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how their respective capital structures would be constructed and what impact, if any, this would have on their creditworthiness and guarantees of certain mortgage-backed securities. Should the conservatorships end, there could be an adverse impact on the value of Fannie Mae or Freddie Mac securities, which could cause losses to a Portfolio.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Further, recently-adopted rules implementing credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, collateral managers of securitization vehicles in which a Portfolio may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to a Portfolio and the Portfolio's investments in asset-backed securities may be adversely affected.

Municipal Securities Risk. Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. A Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which a Portfolio invest may experience significant financial difficulties, which may lead to bankruptcy or default.

With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Portfolio may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Portfolio may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover a Portfolio's loss.

Over-the-Counter Transactions Risk.  A Portfolio engages in over-the-counter ("OTC") transactions, some of which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than transactions entered into on organized exchanges, with the OTC transactions subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations. In addition, many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with OTC transactions.

Portfolio Turnover Rate Risk.  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, including higher transaction costs, which must be borne by a Portfolio and its shareholders. This may also adversely affect Portfolio performance.

Quantitative Investing Risk. Investments selected using quantitative analysis or "models" may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for a Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Settlement Risk. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. When a Portfolio enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Sovereign Debt Risk.  Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Style Factors Risk.  Each of the five equity style factors (i.e., momentum, quality, value, low volatility and size) that determine the weight of each component security in an underlying index has characteristics that may cause an Underlying ETF to underperform the index or the market as a whole.

•  Momentum Factor Risk. Stocks that previously exhibited relatively high momentum characteristics may not experience positive momentum or may experience more volatility than the market as a whole.

•  Quality Factor Risk. Stocks included in the underlying index are deemed by the index provider to be quality stocks based on a number of attributes, but there is no guarantee that the past performance of these stocks will continue. Many attributes of an issuer can affect a stock's quality and performance, and their impact on the stock or its price can be difficult to predict.

•  Value Factor Risk. Securities issued by companies that may be perceived as undervalued, particularly securities of a company that appear to trade at a significant discount to the company's intrinsic value, may fail to appreciate for long periods of time and may never realize their full potential value. Value securities have generally performed better than non-value securities during periods of economic recovery, although there is no assurance that they will continue to do so. Value securities may go in and out of favor over time.

•  Low Volatility Factor Risk. Securities in the Portfolio's portfolio may be subject to price volatility, and the prices may not be any less volatile than the market as a whole, and could be more volatile.

•  Low Size Factor Risk. Companies with relatively lower market capitalization within a broader index or market capitalization range ("low size companies") may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid, than companies with relatively higher market capitalization.

Tactical Asset Allocation Risk.  Tactical asset allocation is an investment strategy that actively adjusts a Portfolio's asset allocation. The Portfolio's tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the Portfolio in order to maintain a long-term goal for asset allocation). The Sub-Adviser's evaluations and assumptions in selecting Underlying Funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.

To Be Announced ("TBA") Securities Risk. TBA securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio loses the investment opportunity from any gain in the security's price.

In addition, recently finalized rules of the Financial Industry Regulatory Authority ("FINRA") include mandatory margin requirements that require the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio's TBA counterparty. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

Underlying Fund and Underlying Money Market Fund Risk. Underlying Funds, including underlying money market funds, are subject to investment advisory and other expenses, which will be indirectly paid by a Portfolio. As a result, your cost of investing in a Portfolio will be higher than the cost of investing directly in an Underlying Fund and may be higher than other mutual funds that invest directly in stocks, bonds and other investments. An investor holding an Underlying Fund directly would incur lower overall expenses but would not receive the benefit of active management of a Portfolio or the specific strategy offered in the Portfolio.

When a Portfolio's assets are invested in Underlying Funds, the Portfolio's performance will be directly related to the performance of the applicable Underlying Funds. There can be no assurance that the investment objectives of the Underlying Funds will be achieved. In addition, because each Portfolio's investments include shares of the Underlying Funds, the Portfolio's risks include the risks of each Underlying Fund. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and natural resources.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held directly or indirectly by the Portfolio may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.

In addition, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services. A government shutdown could temporarily affect the ability of the U.S. government to meet its obligations and cause the Portfolio to sell investments at reduced prices or under unfavorable conditions in the open market. Also, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain government securities, including those held by the Portfolio, which could have a material adverse impact on the Portfolio.

REASONS FOR THE REORGANIZATION, BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATION

The Reorganization was presented to the Board for consideration and approval at a meeting held on May 7, 2026. In advance of the meeting, the Board requested and received detailed information regarding the Reorganization. After reviewing and evaluating this information, including the factors summarized below and other information in this Information Statement/Prospectus, the Board, including all of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust (such Trustees are referred to as the “Independent Trustees”), unanimously approved the Reorganization as set forth in the Plan. In approving the Reorganization, the Board, including all of the Independent Trustees, determined that the interests of the shareholders of the Acquired Portfolio and the Acquiring Portfolio would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of the Acquired Portfolio and the Acquiring Portfolio. The determinations were made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have attributed different weights to various factors. In reviewing the Reorganization, the Board was assisted by counsel for the Portfolios, and the Independent Trustees also were separately assisted by independent legal counsel. The Board considered all factors deemed pertinent in its business judgment, including the following:

●	The Reorganization is expected to provide an opportunity for shareholders to benefit from potential economies of scale that may be realized over time by combining the assets of the Acquired Portfolio with the Acquiring Portfolio’s assets.

●	The Acquiring Portfolio will be the survivor for accounting and performance purposes.

●	The management fee schedule for the Acquiring Portfolio compared to the management fee schedule for the Acquired Portfolio and the gross and net annual fund operating expenses of each class of the Combined Portfolio compared to the gross and net annual fund operating expenses of the corresponding class of the Acquired Portfolio. See “SYNOPSIS - Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio” section for the Reorganization.

●	That the Adviser entered into an expense limitation agreement for each class of the Combined Portfolio to ensure that its total operating expenses match that of the Acquired Portfolio through at least October 31, 2027.

●	The Acquired Portfolio and the Acquiring Portfolio have the same investment adviser, GAIA, but have different sub-advisers and portfolio managers. GAIA will continue to oversee the investment program of the Acquiring Portfolio and the performance of the sub-adviser after consummation of the Reorganization. GA Goldman Core Fixed is subadvised by GSAM, while GA BlackRock Multi-Sector Fixed Income is subadvised by BlackRock. The Reorganization is not expected to result in diminution in the level or quality of services that the Acquired Portfolio shareholders currently receive.

●	The Acquiring Portfolio’s contractual advisory and sub-advisory fees will be reduced effective September 30, 2026.

●	The Acquired Portfolio and the Acquiring Portfolio have similar investment objectives. The Acquired Portfolio and the Acquiring Portfolio have the same fundamental investment policies.

●	That effective September 30, 2026, the Acquiring Portfolio will change its name, 80% policy and principal investment strategies. Accordingly, the Board made each of the following considerations with the Acquiring Portfolio’s name, investment objective and principal investment strategies effective upon the Reorganization. Accordingly, the Board considered that the Acquired Portfolio and the Acquiring Portfolio have some similar principal investment strategies and principal risks, but there are some differences. The Adviser believes that the similarities between the Portfolios outweigh the differences.

●	The terms and conditions of the Plan, including that the Reorganization will not dilute the interests of the shareholders of the Acquired Portfolio and the Acquiring Portfolio because the Acquired Portfolio shareholders will receive shares of the Acquiring Portfolio with the same aggregate net asset value as their Acquired Portfolio shares at the time of the Reorganization. See “ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS - The Agreement and Plan of Reorganization.”

●	The Reorganization is not expected to have any tax impact on contract holders of the Acquired Portfolio because the Acquired Portfolio is an investment option under tax deferred variable insurance contracts. See “ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS – Tax Considerations.”

●	The fact that all of the assets of the Acquired Portfolio would be sold prior to the Reorganization and cash would be transferred to the Acquiring Fund in connection with the Reorganization.

●	The fact that the Adviser would bear the costs of the Reorganization and the estimated costs associated with the Reorganization, including that the Adviser would reimburse all transaction fees.

●	The share class structure of the Acquired Portfolio and the Acquiring Portfolio, including that the Acquired Portfolio will receive shares of the corresponding class of the Acquiring Portfolio.

●	The relative size of the Acquired Portfolio and the Acquiring Portfolio.

●	The Reorganization does not require shareholder approval.

●	The Adviser believes that the Reorganization provides a better resolution for the Acquired Portfolio as compared to other options, such as allowing the Acquired Portfolio to continue to operate, merging the Acquired Portfolio into another fund (including that the Acquiring Portfolio is a better merger candidate than other series of the Trust identified as potential merger candidates), changing the Acquired Portfolio’s sub-adviser or liquidating the Acquired Portfolio. In the case of a liquidation, the Adviser believes that a liquidation likely would require shareholder approval to allow certain insurance companies to substitute shares of another portfolio in the place of the Acquired Portfolio under the Contract Holders’ insurance contracts, which could be a lengthy and costly process and such other portfolios may be inconsistent with the investment intentions of such Contract Holders.

●	The performance of the Acquired Portfolio and the Acquiring Portfolio. Unless otherwise noted below, performance information provided below is as of March 31, 2026 and reflects the Portfolios’ gross performance (i.e. performance before the deduction of fees, expenses or taxes).

o	The Acquired Portfolio has ranked in the first, second and second quartile (first quartile being the best) relative to its peers for the one-year, three-year and since inception periods, respectively, whereas the Acquiring Portfolio has ranked in the second, first and second quartile relative to its peers for each period, respectively.

●	The Reorganization may result in some potential benefits to the Adviser and its affiliates, including cost savings, resulting from managing one Combined Portfolio rather than two separate Portfolios because the fixed costs involved with operating the Combined Portfolio will be spread across a larger asset base following the Reorganization. The Adviser estimates that its net profitability with respect to the Combined Portfolio will increase slightly as a result of the Reorganization.

MANAGEMENT OF THE PORTFOLIOS

The Investment Adviser and Sub-Advisers

The Investment Adviser

Global Atlantic Investment Advisors, LLC, (the “Adviser”), located at 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204, serves as the adviser to the Portfolios. Subject to the oversight of the Portfolios’ Board of Trustees, the Adviser is responsible for the provision of all investment advisory and portfolio management services for the Portfolios including establishing and recommending modifications to each Portfolio’s investment objective, strategies, policies and restrictions. The Adviser has the responsibility, subject to oversight by the Board of Trustees, for the selection and oversight of any sub-adviser, including recommending for the Board’s consideration the termination and replacement of any sub-adviser. As part of its ongoing oversight of each Portfolio’s Sub-Adviser(s), the Adviser is responsible for monitoring each Sub-Adviser’s performance and adherence to each Portfolio’s investment objective, strategies, policies and restrictions as well as each Sub-Adviser’s compliance and operational matters.

The Adviser is also responsible for overseeing the administration of the affairs of the Portfolios by various service providers, including, but not limited to, (i) financial administrative services related to the preparation of shareholder reports, evaluation of internal financial controls and the preparation and filing of periodic financial reporting regulatory documentation, (ii) compliance, legal and other regulatory services, and (iii) certain tax services related to the calculation of distributions, the preparation of tax disclosures, tax returns and shareholder reporting.

The Adviser and the Portfolios were granted an exemptive order from the SEC that allows the Adviser to hire a new sub-adviser or sub-advisers and/or change a sub-adviser or sub-advisers without shareholder approval. The Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee each Portfolio’s Sub-Adviser(s) and recommend its hiring, termination and replacement. Within 90 days after hiring any new sub-adviser, the applicable contract holders will receive information about the new sub-advisory relationship.

The Adviser registered with the SEC as an investment adviser in 2013.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and sub-advisory agreements for the Portfolios is available in the Portfolios' Form N-CSR filing for the period ended December 31, 2025.

Upon the closing of the Reorganization, each Acquiring Portfolio’s contractual management fee rates will be the same as those of the Acquired Portfolio. The following chart compares the contractual management fee of the Acquired Portfolio and the Acquiring Portfolio. The rates set forth below for the Acquiring Portfolio are the contractual rates that will be effective as of September 30, 2026.

	Acquired Portfolio (GA Goldman Core Fixed)	Acquiring Portfolio (GA BlackRock Multi-Sector Fixed Income)
Annual Advisory Fee Rate	0.34% on first $250 million 0.32% on next $250 million 0.26% over $500 million	0.34% on first $250 million 0.32% on next $250 million 0.26% over $500 million

* Currently, the management fee set forth in the investment management agreement with respect to the Acquiring Portfolio is 0.50% of the first $1 billion, 0.48% of the next $1 billion, and 0.46% in excess of $2 billion annually of the Portfolio’s average daily net assets.

For the fiscal year ended December 31, 2025, each Portfolio paid the Adviser the following effective management fee, which is the management fee net of any waivers, as a percentage of average daily net assets:

	Acquired Portfolio (GA Goldman Core Fixed)	Acquiring Portfolio (GA BlackRock Multi-Sector Fixed Income)*
Net Effective Management Fee	0.34%	0.50%

*Effective management fee based on the contractual management fee schedule prior to September 30, 2026. Actual amounts may vary.

	Acquired Portfolio (GA Goldman Core Fixed)	Acquiring Portfolio (GA BlackRock Multi- Sector Fixed Income)*
Expense Limit Class I	N/A	0.52%
Expense Limit Class II	N/A	0.77%
Expense Limit Class III	N/A	0.67%

* The Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until October 31, 2027, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement will not exceed 0.52%, 0.77%, and 0.67% of average daily net assets attributable to Class I, Class II and Class III shares of the Acquiring Portfolio, respectively. The expense reimbursement is subject to possible recoupment from the Acquiring Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment, after giving effect to the recoupment amount, can be achieved within the lesser of the expense limits listed above and any expense limits applicable at the time of recoupment, after giving effect to the recoupment amount, can be achieved within the lesser of the expense limits listed above and any expense limits applicable at the time of recoupment. The agreement may be terminated only by the Acquiring Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser. Following the expiration of the expense limitation arrangement, it is possible that the total annual fund operating expenses of the Acquiring Portfolio may be higher than the total annual fund operating expenses of the Acquired Portfolio, based in part on the asset size of the Acquiring Portfolio at that time.

The Sub-Advisers

The Adviser entered into a sub-advisory agreement with BlackRock on behalf of GA BlackRock Multi-Sector Fixed Income. BlackRock is a wholly-owned subsidiary of BlackRock, Inc. BlackRock is a registered investment advisor and a commodity pool operator organized in Princeton, New Jersey. BlackRock, Inc. and its affiliates had approximately $1.4 trillion in assets under management as of December 31, 2025. BlackRock is located at 1 University Square, Princeton, NJ 08536.  BlackRock is paid by the Adviser, not the Portfolios.

The Adviser entered into a sub-advisory agreement with GSAM on behalf of GA Goldman Core Fixed. GSAM, a registered investment adviser, is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc., with principal offices located at 200 West Street, New York, NY 10282. As of December 31, 2025, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $3.35 trillion. GSAM is paid by the Adviser, not the Portfolios.

The following individuals have responsibility for the day-to-day management of each Portfolio:

Portfolios	Portfolio Managers
Acquired Portfolio (GA Goldman Core Fixed)	Lindsay Rosner, CFA, Head of Multi-Sector Investing of GSAM, Ms. Rosner is a managing director in Fixed Income and Liquidity Solutions within GSAM, serving as head of Multi-Sector Investing. She joined Goldman Sachs as a managing director in 2023. Prior to joining the firm, Ms. Rosner was a portfolio manager on the fixed income multi-sector portfolio management team for PGIM, the investment management business

Portfolios	Portfolio Managers

of Prudential Financial, Inc., where she oversaw assets across core, core plus, absolute return and unconstrainted bond strategies. Prior to joining PGIM in 2012, Ms. Rosner worked for Barclays Capital where she was a convertible bond trader, working with both hedge fund and traditional money management clients. Before that, she worked at Lehman Brothers, also in convertible bonds. She is a co-founder of the New York chapter of the Bloomberg Women’s Buy-Side Network and a member of the advisory board for Girls Who Invest. Ms. Rosner earned a BA from the Woodrow Wilson School of Public and International Affairs at Princeton University. She is a CFA charterholder.

Simon Dangoor, CFA, Head of Fixed Income Macro Strategies of GSAM, Mr. Dangoor is a partner in Fixed Income and Liquidity Solutions within GSAM, serving as head of Fixed Income Macro strategies. In this role, he leads the team’s range of macro-focused directional and relative value strategies within developed markets, spanning rates and foreign exchange. He is also co-head of the Cross Sector Strategy, which focuses on directional and relative value credit opportunities across sectors. He is a member of the Fixed Income Strategy Group, which oversees Global Fixed Income and Currency portfolios. Previously, Mr. Dangoor led the Fixed Income team's Macro Rates Strategies and has held various portfolio manager roles within the Fixed Income business. He joined Goldman Sachs as an analyst in 2004 and was named managing director in 2011 and partner in 2020. Mr. Dangoor earned a BA in Natural Sciences from the University of Cambridge in 2004. He is a CFA charterholder.

Acquiring Portfolio (GA BlackRock Multi-Sector Fixed Income)

Effective September 30, 2026:

Michael Gates, CFA, Managing Director of BlackRock, Inc. since 2018, heads Model Portfolio Solutions in the Americas for BlackRock’s Multi-Asset Strategies group and is lead portfolio manager for BlackRock's Target Allocation and Target Income Series of Managed Portfolios. Mr. Gates also serves as Head of the Investments at FutureAdvisor. Mr. Gates’ time with BlackRock dates back to 1999, including his years with Barclays Global Investors.

Suzanne Ly, CFA, FRM, Managing Director of BlackRock since 2024 and Director of BlackRock since 2019. Ms. Ly is a member of the Multi-Asset Core Portfolio Management team and is responsible for Multi-Asset Strategies & Solutions mandates. The Multi-Asset Strategies & Solutions (MASS) team is the investment group at the heart of BlackRock’s portfolio construction, asset allocation, and active management ecosystem. MASS draws on the full toolkit of BlackRock’s index, factor, and alpha-seeking investment capabilities to deliver precise investment outcomes and cutting-edge alpha insights. MASS constructs active asset allocation strategies and whole portfolio solutions across a wide spectrum of commingled funds, separate accounts, model portfolios, and outsourcing solutions in the wealth and institutional channels. Prior to joining BlackRock in 2019, Ms. Ly was a Director at Mellon Capital Management, a systematic asset manager in the Multi-Asset Group. She was responsible for the production and implementation of the quantitative models. In addition, she was the lead Portfolio Manager on Mellon’s active commodity strategy.

Prior to September 30, 2026:

Scott Radell, CFA, Managing Director of BlackRock since 2012, Mr. Radell is the Co-Head of BlackRock's Systematic Fixed Income (“SFI”) portfolio management team since 2009, Principal of Barclays Global Investors from 2002 to 2009.

Aaron Aguiar, CFA, FRM, CAIA, Mr. Aguiar is a Director of BlackRock, is a High-Yield portfolio manager on BlackRock’s Systematic Fixed Income (SFI) team, focused on

Portfolios	Portfolio Managers

Long-Only Active Credit portfolios. Mr. Aguiar's primary responsibilities include generating risk-adjusted alpha through bottoms-up security selection, identifying short-term market opportunities, and supporting credit research. Previously, Mr. Aguiar was a high-yield credit trader within BlackRock’s Trading & Liquidity Strategies (TLS) in San Francisco. He began his career at BlackRock in 2013 as part of the Portfolio Compliance Group (PCG) team.

The Acquiring Portfolio’s contractual sub-advisory fee will be reduced, effective September 30, 2026.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

The Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization (the “Plan”) provides for the transfer of all of the assets and liabilities of the Acquired Portfolio to the Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio.

The Acquired Portfolio will distribute the shares of the Acquiring Portfolio received in the exchange to its shareholders, and then the Acquired Portfolio will be liquidated.

After the Reorganization, each shareholder of the Acquired Portfolio will own shares in the Acquiring Portfolio having an aggregate value equal to the aggregate value of shares of the Acquired Portfolio held by that shareholder as of the Valuation Time.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Portfolio in the names of the shareholders of the Acquired Portfolio and transferring to those shareholders’ accounts the same class of shares representing such shareholders’ interests previously credited to the accounts of the Acquired Portfolio. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Portfolio in connection with their receipt of shares of the Acquiring Portfolio in the Reorganization.

The Plan requires that the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Plan in Appendix A, which qualifies in its entirety the foregoing summary of the Plan.

Tax Considerations

Shares of the Acquired Portfolio are offered only through variable annuity and variable life products. Because these products allow tax-free treatment for transactions within such products, you are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of the Acquired Portfolio for shares of the Acquiring Portfolio.

Because it is expected that the Reorganization will end the tax year of the Acquired Portfolio, it will accelerate distributions to the Separate Accounts from the Acquired Portfolio for its short tax year ending on the Closing Date. Prior to the closing of the Reorganization, it is expected that the Acquired Portfolio will declare one or more distributions to the Separate Accounts, which together with all previous distributions, will have the effect of distributing to the Separate Accounts all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the Closing Date. Because it is not expected that the Reorganization does not qualify as a tax-free reorganization under the Code, the Combined Portfolio will not acquire any capital loss carryforwards or any other tax attributes of the Acquired Portfolio.

As long as the Contracts funded through the Separate Accounts qualify as variable contracts under Section 817(d) of the Internal Revenue Code of 1986 (“Code”), these distributions and the Reorganization, whether or not treated as tax-free for U.S. federal income tax purposes, is not expected to create any tax liability for Contract Holders. Additional information about the U.S. federal income tax consequences of the investing in the Contracts is included under “MORE INFORMATION ABOUT THE PORTFOLIOS – Tax Considerations.” ..

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder or Contract Holder. Shareholders and Contract Holders are urged to consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders and Contract Holders should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of the Reorganization.

Brokerage Expenses and Other Transaction Costs

Prior to the Reorganization, it is anticipated that the Acquired Portfolio will sell all of its assets and cash will be transferred to the Acquiring Portfolio in connection with the Reorganization which will be reinvested by the Combined Portfolio consistent with its principal investment strategy. The estimated amount of the Acquired Portfolio’s assets that will be sold prior to the Reorganization and the related brokerage and other transaction costs expected to be reimbursed by the Adviser are set forth in the table below.

Acquired Portfolio	Estimated Percentage of Portfolio Securities to be Sold	Estimated Transaction Costs (dollars and basis points (as a percentage of the Combined Portfolio’s assets))
GA Goldman Core Fixed	100%	$17,700 (1.8 basis points)

The actual amounts of brokerage commissions and other transaction costs may change at the time of the Reorganization based on market conditions and other factors. Although capital gains may be generated as a result of the portfolio repositioning, the portfolio repositioning is not expected to result in taxable distributions for U.S. federal income tax purposes to the Contract Holders that invest in the Portfolios due to the tax deferred nature of such accounts. Please consult your financial or tax advisor for information regarding the tax consequences, if any, applicable to your investment.

Expenses of the Reorganization

With respect to the Reorganization, the Adviser will bear (or reimburse the Portfolios for) the costs of the Reorganization. Reorganization costs include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of the Information Statement/Prospectus; (2) the preparation of the registration statement and other shareholder communications and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; and (3) legal, audit and other fees incurred in connection with the Reorganization, including brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any. No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Portfolio or the Acquiring Portfolio. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

Accounting Survivor

The Acquiring Portfolio will be the accounting survivor.

CAPITALIZATION OF THE PORTFOLIOS AND FORM OF ORGANIZATION

Capitalization of the Portfolios

The following table sets forth the net assets, number of shares outstanding, and net asset value per share, assuming the Reorganization occurred as of June 30, 2026. This information is generally referred to as the “capitalization” of a Portfolio. With respect to the Reorganization, the term “pro forma capitalization” means the expected capitalization of the Acquiring Portfolio after giving effect to the Reorganization and assuming the Reorganization occurred as of May 31, 2026. These numbers may differ as of the Closing Date.

	GA Goldman Core Fixed (Acquired Portfolio)	GA BlackRock Multi-Sector Fixed Income (Acquiring Portfolio)	Pro Forma Adjustments(1)	GA BlackRock Multi-Sector Fixed Income (Combined Portfolio) Pro Forma(2)
Total Net Assets
Class I	$ 55,476,092	$ 41,083,141	-	$ 96,559,233
Class II(3)	N/A	$ 526,423	-	$ 526,423
Class III(3)	N/A	N/A	-	N/A
Shares Outstanding
Class I	6,326,161	4,497,467	(253,065)	10,570,563
Class II(3)	N/A	57,657	-	57,657
Class III(3)	N/A	N/A	-	N/A
Net Asset Value Per Share
Class I	$ 8.77	$ 9.13	-	$ 9.13
Class II(3)	N/A	$ 9.13	-	$ 9.13
Class III(3)	N/A	N/A	-	N/A
(1)	The Adviser and not the Portfolios will bear (or reimburse the Portfolios for) all of the costs of the Reorganization. Accordingly, there are no pro forma adjustments to net assets. Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares to be issued to each Acquired Portfolio based on its net asset value per share as of June 30, 2026 relative to the net asset value of the Acquiring Portfolio. The Reorganization is expected to be completed after close of business on October 2, 2026, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Reflects pro forma amounts following the Reorganization.
(3)	Class II shares of GA Goldman Core Fixed and Class III shares of each Portfolio are not currently offered.

Form of Organization

Each of the Acquired Portfolio and Acquiring Portfolio is a series of the Trust. The Trust is a Delaware statutory trust and registered as an open-end management investment company. The Trust is governed by its Board, which currently consists of the four (4) trustees, three (3) of whom are not “interested persons” (as defined in the 1940 Act).

GENERAL INFORMATION

Independent Registered Public Accounting Firm

The Portfolios have selected Cohen & Company, Ltd., located at 875 E Wisconsin Avenue, Suite 210, Milwaukee, Wisconsin 53202, as their independent registered public accounting firm for the current fiscal year. The firm provides services including (1) audit of annual financial statements, and (2) other related services for the Portfolios. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax return preparation and review.

Shareholder Reports

Additional information about the Portfolios’ investments will also be available in the Portfolios’ Annual and Semi-Annual Reports to Shareholders and in Form N-CSR. In the Portfolios’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year. In Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports to Shareholders, other information such as the Portfolios’ financial statements, or make general inquiries about the Portfolios, call the Portfolios (toll-free) at 1-877-355-1820, or write to:

Global Atlantic Portfolios

c/o Forethought Variable Insurance Trust
10 West Market Street, Suite 2300
Indianapolis, Indiana 46204

Information is also available at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/.

Share Ownership

As of [July 15], 2026, to the knowledge of the Trust, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Acquired Portfolio’s shares. As of [July 15], 2026, to the knowledge of the Trust, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Acquiring Portfolio’s shares. As of [July 15], 2026, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Portfolios, except as listed in Appendix C. As of [July 15], 2026, none of the Independent Trustees (or their immediate family members) had share ownership in securities of the Portfolios’ investment adviser or principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter (not including registered investment companies).

MORE INFORMATION ABOUT THE PORTFOLIOS

The following provides additional information about the Acquiring Portfolio and the Acquired Portfolio. References to a “Portfolio” in this section refer to the Acquiring Portfolio and the Acquired Portfolio unless otherwise noted.

How Shares are Priced

The public offering price and Net Asset Value (“NAV”) of Portfolio shares are determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. If the NYSE closes at a time other than the regularly scheduled close, each Portfolio will price its shares as of the time the NYSE closes, and purchase and redemption orders received after the time the NYSE closes will receive the price calculated on the next business day. NAV is computed by determining the aggregate market value of all assets of a Portfolio less its liabilities divided by the total number of the Portfolio’s shares outstanding, on a per-class basis ((Asset minus liabilities)/number of shares=NAV). The NYSE is closed on weekends and New Year’s

Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the per-class expenses and fees of a Portfolio, including but not limited to investment advisory, administration, and distribution fees, if any, which are accrued daily. The determination of NAV of a Portfolio for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Portfolio (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities and other assets are valued at market price. If market quotations are not readily available due to, for example, market disruptions or unscheduled market closings, securities will be valued at their fair market value as determined in good faith using methods approved by the Board. In these cases, a Portfolio’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as the Portfolios’ valuation designee with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable, pursuant to Rule 2a-5 under the 1940 Act.

The Portfolios may use independent pricing services to assist in calculating the value of each Portfolio’s securities. With respect to foreign securities that are primarily listed on foreign exchanges or that may trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio’s holdings may change on days when you may not be able to buy or sell Portfolio shares.

With respect to any portion of a Portfolio’s assets that is invested in one or more open-end management investment companies that are registered under the 1940 Act (mutual funds), the Portfolio’s NAV is calculated based upon the NAVs of the mutual funds in which the Portfolio invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Each Portfolio relies on various sources to calculate its NAV. Therefore, each Portfolio is subject to certain operational risks associated with reliance on third-party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Portfolio’s NAV and/or the inability to calculate NAV over extended time periods. The Portfolios may be unable to recover any losses associated with such failures.

How To Purchase and Redeem Shares

As described earlier in this Prospectus, shares of each Portfolio are intended to be sold to certain insurance company separate accounts. You and other purchasers of variable annuity and variable life insurance contracts will not own shares of a Portfolio directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable contracts. All investments in a Portfolio are credited to the shareholder’s account in the form of full or fractional shares of the Portfolio. The Portfolios do not issue share certificates. Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable contract. Redemptions are processed on any day on which the Portfolios are open for business. Class III Shares are not currently offered by the Portfolios and Class II Shares are not currently offered by GA Goldman Core Fixed.

When Orders are Processed

Shares of the Portfolios are sold and redeemed at their current NAV per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the variable contracts. These charges are described in the applicable product prospectus. Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by the insurance company, in good order. All requests received in good order, which typically requires an account number and other identifying information, before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading will be executed on that same day. Requests received after the close of regular trading on the NYSE, or on any day the NYSE is closed, will be processed on the next day the NYSE is open for trading. The insurance company is responsible for properly transmitting purchase orders and federal funds to a Portfolio.

Each Portfolio typically expects to pay sale proceeds to redeeming shareholders (i.e., the separate account of the insurance company) within one business day following receipt of a shareholder redemption order by way of an electronic funds transfer. However, in unusual circumstances, each Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. Each Portfolio may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Under normal market conditions, each Portfolio expects to meet redemption orders by using a combination of cash and cash equivalents holdings and/or by the sale of portfolio investments, although the Portfolio reserves the right to use borrowings. In unusual or stressed market conditions or as the Adviser determines to be appropriate, each Portfolio may use borrowings (such as a line of credit or through reverse repurchase agreements) to meet redemption requests. Each Portfolio may also utilize its custodian overdraft facility to meet redemptions, if necessary.

The USA PATRIOT Act requires financial institutions, including the Portfolios, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. You will be required by the insurance company issuing your variable product to supply certain information, such as your full name, date of birth, social security number and permanent street address. This information will assist them in verifying your identity. As required by law, the insurance company issuing your variable product may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Tax Consequences

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). If so qualified, the Portfolio generally is not subject to U.S. federal income tax on that part of its taxable income that it distributes to the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio’s intention to distribute all such income and gains to the separate accounts.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Shares of the Portfolios are offered to the separate accounts of insurance companies. Separate accounts are insurance company separate accounts that fund the variable contracts. Under the Code, the insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable contracts. In order for shareholders to receive the favorable tax treatment available to holders of variable contracts, the separate accounts, as well as the Portfolio, must meet certain diversification requirements. If a Portfolio does not meet such requirements, income allocable to the contracts may be taxable currently to the holders of such contracts. The diversification requirements are discussed below.

Section 817(h) of the Code and the regulations thereunder impose “diversification” requirements on the Portfolio. The Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by “safe harbor” rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a Portfolio’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer. If the Portfolio does not satisfy the section 817(h) requirements, income on the variable contracts may become currently taxable to the Contract Holders. See the prospectuses for the policies and variable contracts.

For a more complete discussion of the taxation of the insurance company and the separate accounts, as well as the tax treatment of the variable contracts and the holders thereof, see the prospectus for the applicable variable contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisors for more information.

Description of Shares

The Portfolios have issued Class I, Class II and Class III shares. Each class of shares is designed to meet different investor needs. Class I shares are offered at NAV, without an initial sales charge or a contingent deferred sales charge (“CDSC”) and are not subject to an asset based fee assessed pursuant to a Plan adopted pursuant to Rule 12b-1 (a “12b-1 Fee”). Class II shares are offered at NAV, without an initial sales charge or a CDSC, but are subject to a 12b-1 Fee of up to 0.25%. Class III shares are offered at NAV, without an initial sales charge or a CDSC, but are subject to a 12b-1 Fee of up to 0.15%.

Please refer to your variable contract prospectus for information regarding how to invest in an investment option corresponding to a class of shares of a Portfolio.

Dividends and Distributions

All dividends are distributed to the separate accounts on an annual basis and will be automatically reinvested in each Portfolio’s shares unless an election is made on behalf of a separate account or other shareholder to receive some or all of the dividends in cash. Dividends are not taxable as current income to you or other purchasers of variable contracts.

Frequent Purchases and Redemptions of Portfolio Shares

Each Portfolio discourages and does not accommodate market timing. Frequent trading into and out of a Portfolio can harm contract holders by disrupting the Portfolio’s investment strategies, increasing Portfolio expenses, decreasing tax efficiency and diluting the value of shares held by long-term contract holders. Each Portfolio that invests in ETFs that hold foreign securities is at greater risk of market timing because the ETF holding foreign securities may, itself, be subject to time zone market timing because of differences between hours of trading between U.S. and foreign exchanges. Each Portfolio is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Portfolios’ Board has approved policies that seek to curb these disruptive activities while recognizing that contract holders may have a legitimate need to adjust their Portfolio investments as their financial needs or circumstances change.

Each Portfolio reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Portfolios nor the Adviser, nor Sub-Advisers will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may request that an insurance company also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with a Portfolio.

Because purchase and sale transactions are submitted to a Portfolio on an aggregated basis by the insurance company issuing the variable contract, the Portfolio is not able to identify market timing transactions by individual variable contract. Short of rejecting all transactions made by a separate account, the Portfolio lacks the ability to reject individual short-term trading transactions. The Portfolio, therefore, has to rely upon the insurance company to police restrictions in the variable contracts or according to the insurance company’s administrative policies. Each Portfolio has entered into an information sharing agreement with the insurance company. Under this agreement, the insurance company is obligated to (i) furnish each Portfolio, upon its request, with information regarding contract holder trading activities in shares of the Portfolio; and (ii) restrict or prohibit further purchases of a Portfolio’s shares by a contract holder that has been identified by the Portfolio as having engaged in transactions that violate the Portfolio’s policies.

Each Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company to determine whether or not short-term trading is involved. When information regarding transactions in a Portfolio’s shares is requested by the Portfolio and such information is in the possession of a person that is itself a financial intermediary to the insurance company (an “indirect intermediary”), the insurance company is obligated to obtain transaction information from the indirect intermediary or, if directed by the Portfolio, to restrict or prohibit the indirect intermediary from purchasing shares of the Portfolio on behalf of the contract or policy owner or any other persons. The Portfolios will seek to apply these policies as uniformly as practicable. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts because information about trading is received on a delayed basis and there can be no assurances that a Portfolio will be able to do so. In addition, the right of an owner of a variable product to transfer among sub-accounts is governed by a contract between the insurance company and the owner. Many of these contracts limit the number of transfers that a contract owner may make among the available investment options. The terms of these contracts, the presence of financial intermediaries (including the insurance company) between a Portfolio and the contract and policy holders and other factors such as state insurance laws may limit the Portfolio’s ability to deter market timing. Multiple tiers of such financial intermediaries may further compound a Portfolio’s difficulty in deterring such market timing activities. Variable contract holders should consult the prospectus for their variable contract for additional information on contract level restrictions relating to market timing.

Distribution of Shares

Distributor: Global Atlantic Distributors, LLC (“GAD”), an affiliate of the Adviser, is the distributor for the shares of the Portfolios. GAD is a registered broker-dealer and member of FINRA. Shares of the Portfolios are offered on a continuous basis.

Distribution Fees: Each Portfolio has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act with respect to the sale and distribution of Class II and Class III shares of each Portfolio. Shareholders of Class II shares of a Portfolio pay annual 12b-1 expenses of up to 0.25%. Shareholders of Class III shares of a Portfolio pay annual 12b-1 expenses of up to 0.15%. A portion of the fee payable pursuant to the Plan, equal to up to 0.25% or 0.15% of the average daily net assets of Class II or Class III shares of a Portfolio, respectively, may be characterized as a service fee as such term is defined under Rule 2830 of the FINRA Conduct Rules. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

GAD and other entities are paid under the Plan for services provided and the expenses borne by GAD and others in the distribution of Portfolio shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of each Portfolio’s shares to other than current contract holders; and preparation, printing and distribution of sales literature and advertising materials. In addition, GAD or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries: The Adviser and its affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to various insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing the insurance company and your salesperson to recommend a variable contract and the Portfolio over another investment. These payments may be in addition to the Rule 12b-1 fees that are disclosed elsewhere in this Prospectus. These payments are generally made to insurance companies that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and management representatives and/or inclusion of a Portfolio as an investment option. Please refer to your variable contract prospectus for additional information.

Householding: To reduce expenses, the Portfolios mail only one copy of the Summary Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolios at 1-877-355-1820 on days the Portfolios are open for business or contact your financial institution. The Portfolios will begin sending you individual copies thirty days after receiving your request.

Voting and Meetings

The insurance company that issues your variable contract will solicit voting instructions from you and other purchasers of variable contracts with respect to any matters that are presented to a vote of shareholders. The insurance company may be required to vote shares, including those held directly by the insurance company and its affiliates, on a proportional basis, which means that for shares outstanding for which it receives no instructions, the insurance company will vote those shares in the same proportion as the shares for which it did receive instructions (either for or against a proposal). To the extent the insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable contract owners would be able to determine the outcome of a matter. Each Portfolio will vote separately on matters relating solely to that Portfolio or which affects that Portfolio differently. However, all shareholders will have equal voting rights on matters that affect all Portfolios equally. Shareholders shall be entitled to one vote for each share held.

The Portfolios do not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove Trustees, change a Portfolio’s fundamental investment policies, or approve an investment advisory contract. Unless required otherwise by applicable laws, one third of the outstanding shares constitute a quorum (or one third of a Portfolio or class if the matter relates only to the Portfolio or class).

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the period of each Portfolio’s operations. Certain information reflects financial results for a single Portfolio share outstanding throughout each period indicated. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information for each Portfolio for the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023 has been derived from the financial statements audited by Cohen & Company, Ltd., the Portfolios’ independent registered public accounting firm, whose reports, along with the Portfolios’ financial statements, are included in the Portfolios’ Form N-CSR for December 31, 2025, December 31, 2024, and annual report for December 31, 2023, which are available upon request. The information for the fiscal years ended December 31, 2022, and December 31, 2021, has been derived from the financial statements audited by another independent registered public accounting firm. These figures do not include the effect of sales charges or other fees which may be applied at the variable annuity product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Selected data for a Class I share outstanding throughout each year

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
Net asset value, beginning of year	$8.45	$8.71	$8.47		$10.07		$11.07
Income from investment operations:
Net investment income(a)	0.35	0.34	0.32		0.23		0.20
Net realized and unrealized gain (loss)(b)	0.31	(0.24)	0.15		(1.63)		(0.42)
Total income (loss) from investment operations	0.66	0.10	0.47		(1.40)		(0.22)
Less distributions from:
Net investment income	(0.39)	(0.36)	(0.23)		(0.19)		(0.28)
Net realized gains	—	—	—		(0.01)		(0.50)
Total distributions from net investment income and net realized gains	(0.39)	(0.36)	(0.23)		(0.20)		(0.78)
Net asset value, end of year	$8.72	$8.45	$8.71		$8.47		$10.07
Total return(c)	7.80%	1.16%	5.73%		(13.84)%		(1.98)%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$57,495	$59,807	$59,835		$61,051		$80,361
Ratio of net expenses to average net assets	0.52%	0.51%	0.47%		0.45%		0.43%
Ratio of gross expenses to average net assets	0.52%	0.51%	0.48	%(d)	0.47	%(d)	0.45	%(d)
Ratio of net investment income to average net assets	3.98%	3.93%	3.72%		2.55%		1.83%
Portfolio turnover rate(e)	60%	66%	70%		77%		85%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.
(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(e)	The portfolio turnover rate excludes mortgage dollar roll transactions for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022, and December 31, 2021. If these were included in the calculation, the portfolio turnover would be 130%, 188%, 369%, 549% and 474%, respectively. See Note 3 in the accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Selected data for a Class I share outstanding throughout each year

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Net asset value, beginning of year	$9.09	$9.00	$8.57	$10.06	$10.17
Income from investment operations:
Net investment income(a)	0.62	0.67	0.61	0.50	0.46
Net realized and unrealized gain (loss)(b)	—	0.10	0.40	(1.48)	(0.06)
Total income (loss) from investment operations	0.62	0.77	1.01	(0.98)	0.40
Less distributions from:
Net investment income	(0.76)	(0.68)	(0.58)	(0.51)	(0.51)
Net asset value, end of year	$8.95	$9.09	$9.00	$8.57	$10.06
Total return(c)	6.87%	8.59%	12.37%	(9.64)%	4.00%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$43,486	$46,018	$49,035	$49,354	$64,219
Ratio of net expenses to average net assets	0.66%	0.63%	0.62%	0.61%	0.60%
Ratio of gross expenses to average net assets(d)	0.66%	0.63%	0.63%	0.62%	0.61%
Ratio of net investment income to average net assets	6.74%	7.22%	6.88%	5.41%	4.51%
Portfolio turnover rate	76%	73%	89%	86%	62%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.
(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

Global Atlantic BlackRock High Yield Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Net asset value, beginning of year	$9.10	$9.02	$8.58	$10.06	$10.16
Income from investment operations:
Net investment income(a)	0.60	0.65	0.59	0.47	0.44
Net realized and unrealized gain (loss)(b)	—	0.09	0.40	(1.47)	(0.06)
Total income (loss) from investment operations	0.60	0.74	0.99	(1.00)	0.38
Less distributions from:
Net investment income	(0.74)	(0.66)	(0.55)	(0.48)	(0.48)
Net asset value, end of year	$8.96	$9.10	$9.02	$8.58	$10.06
Total return(c)	6.64%	8.28%	12.11%	(9.84)%	3.74%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$614	$831	$530	$590	$793
Ratio of net expenses to average net assets	0.91%	0.88%	0.87%	0.86%	0.85%
Ratio of gross expenses to average net assets(d)	0.91%	0.88%	0.88%	0.87%	0.86%
Ratio of net investment income to average net assets	6.49%	6.98%	6.63%	5.16%	4.26%
Portfolio turnover rate	76%	73%	89%	86%	62%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.
(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

Appendix A

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this ___ day of ______, 2026, by Forethought Variable Insurance Trust (the “Trust”), on behalf of its series (i) Global Atlantic Goldman Sachs Core Fixed Income Portfolio (“Acquired Portfolio”) and (ii) Global Atlantic BlackRock High Yield Portfolio (to be renamed Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio) ( “Acquiring Portfolio”). The Trust is a Delaware statutory trust, with its principal place of business at 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for shares of common stock of the Acquiring Portfolio (“Acquiring Portfolio Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Portfolio (“Acquired Portfolio Shares”), as described herein, (2) the assumption by the Acquiring Portfolio of all liabilities of the Acquired Portfolio, and (3) the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of the Trust, each a registered investment company classified as a management company of the open-end type, and the Acquired Portfolio owns securities that generally are assets of the character in which the Acquiring Portfolio is permitted to invest;

WHEREAS, the Trustees of the Trust have determined, with respect to the Acquiring Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Trustees of the Trust have determined, with respect to the Acquired Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1.        Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Portfolio, as set forth in paragraph 1.2 herein, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to the corresponding class of Acquired Portfolio Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Portfolio Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Portfolio, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein (“Closing Date”).

1.2.       The property and assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the Closing Date (collectively, “Assets”). The Acquired Portfolio will sell, assign, convey, transfer and deliver to the Acquiring Portfolio any rights, stock dividends, or other securities received by the Acquired Portfolio after the Closing Date as stock dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the Acquiring Portfolio at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Acquired Portfolio acquired by the Acquiring Portfolio.

1.3.        The Acquired Portfolio will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that, together with all previous distributions, it will have distributed (i) substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

1.4.        Immediately following the actions contemplated by paragraph 1.1 herein, the Trust shall take such actions necessary to complete the liquidation of the Acquired Portfolio. To complete the liquidation, the Trust, on behalf of the Acquired Portfolio, shall (a) distribute to the Acquired Portfolio’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein (“Acquired Portfolio Shareholders”), on a pro rata basis within the class, the Acquiring Portfolio Shares of the corresponding class received by the Acquired Portfolio pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Portfolio shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of the Acquiring Portfolio Shares to be so credited to the Acquired Portfolio Shareholders shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Portfolio Shares of the corresponding class owned by Acquired Portfolio Shareholders on the Closing Date. All issued and outstanding Acquired Portfolio Shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in Acquired Portfolio Shares will thereafter represent interests in the corresponding class of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with the Reorganization.

1.5.        Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s Transfer Agent, as defined in paragraph 3.3 herein.

1.6.        Any reporting responsibility of an Acquired Portfolio, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.	VALUATION

2.1.        The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange on the Closing Date (“Valuation Time”), after the declaration and payment of any dividends and/or other distributions on that date, computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Portfolio and valuation procedures established by the Board of Trustees of the Trust (“Board”).

2.2.        The net asset value of each Acquiring Portfolio Share shall be the net asset value per share computed with respect to the corresponding class as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus and statement of additional information, and valuation procedures established by the Board.

2.3.        The number of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for an Acquired Portfolio’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Portfolio Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Portfolio Shares, determined in accordance with paragraph 2.2 herein.

2.4.        All computations of value shall be made by the Bank of New York Mellon (“BNYM”), in its capacity as Fund Accountant for the Trust, and shall be subject to confirmation by the Treasurer of the Trust.

3.	CLOSING AND CLOSING DATE

3.1.        The Closing Date shall be a date to be determined by an officer of the Trust, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously at a time immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Trust or at such other place as determined by an officer of the Trust.

3.2.        Prior to the Closing Date, the Trust shall issue instructions directing BNYM, as the custodian of the Acquired Portfolio (“Custodian”), to deliver to itself, as the Custodian for the Acquiring Portfolio, all the Assets of the Acquired Portfolio held by it as the Acquired Portfolio’s

Custodian as of the Closing Date in proper form. The Acquired Portfolio may inspect such Assets at the offices of the Custodian prior to the Closing Date. As soon as practicable after the close of business on the Closing Date, the Custodian shall confirm that it has caused to be delivered to itself as Custodian for the Acquiring Portfolio and in proper form all of the Assets of the Acquired Portfolio held by the Custodian as of the Closing Date identifying any Assets that could not be transferred. To the extent that any Assets of the Acquired Portfolio, for any reason, are not transferable on the Closing Date, the Acquired Portfolio shall cause such Assets to be transferred to the Acquiring Portfolio’s account with the Custodian at the earliest practicable date thereafter.

3.3.        The Trust shall direct BNYM, in its capacity as transfer agent for the Acquiring Portfolio and the Acquired Portfolio (“Transfer Agent”), to deliver to the Trust at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder as of the Valuation Time. An officer of the Transfer Agent shall confirm as soon as practicable after the close of business on the Closing Date, that (a) the appropriate number of Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Portfolio Shares have been credited to the accounts of the Acquired Portfolio Shareholders on the books of the Acquiring Portfolio pursuant to paragraph 1.4 herein. At the Closing, the Trust shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4.        In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of Global Atlantic Investment Advisors, LLC (the “Adviser”) or the Board, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or (c) if the Adviser determines that a delay in the Closing Date is in the best interests of the Acquired Portfolio Shareholders due to market conditions or other similar issues, the Closing Date shall be postponed to such other date as the parties may agree.

4.	REPRESENTATIONS AND WARRANTIES

4.1.        Except as has been fully disclosed to the Acquiring Portfolio prior to the date of this Agreement in writing, the Trust on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Portfolio as follows:

(a)        The Acquired Portfolio is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust, as amended from time to time (“Declaration of Trust”), to own all of its Assets and to carry on its business as it is now being conducted;

(b)        The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Portfolio Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)        The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)        On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets of the Acquired Portfolio and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the corresponding Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)        The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)        All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Portfolio on or prior to the Closing Date;

(h)        No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquired Portfolio or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)        The Statement of Assets and Liabilities of the Acquired Portfolio for the most recently completed fiscal year of the Acquired Portfolio prior to the date of this Agreement and the related Statement of Operations, Statement of Changes in Net Assets, Portfolio of Investments and Financial Highlights for the periods then ended, have been audited by Cohen & Company, Ltd., independent registered public accounting firm, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. generally accepted accounting principles (“GAAP”), and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)        Since the last day of the most recently completed fiscal year of the Acquired Portfolio prior to the date of this Agreement, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness other than in the ordinary course in accordance with the Acquired Portfolio’s investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Portfolio Shares due to declines in market values of securities held by the Acquired Portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

(k)        On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Trust, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)        For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) through the Closing Date;

(m)       For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the diversification and other requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder (including Treasury Regulations Section 1.817-5);

(n)        All issued and outstanding Acquired Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Portfolio Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3 herein. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Portfolio Shares, nor is there outstanding any security convertible into any of the Acquired Portfolio Shares;

(o)        The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Portfolio, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p)        The information to be furnished by the Acquired Portfolio for use in registration statements, information statement materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

(q)        The combined information statement/prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.        Except as has been fully disclosed to the Acquired Portfolio prior to the date of this Agreement in writing, the Trust, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Portfolio as follows:

(a)        The Acquiring Portfolio is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under the Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)        The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Portfolio Shares under the 1933 Act, is in full force and effect;

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)        The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)        The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(f)        No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, with respect to the Acquiring Portfolio or any of the Acquiring Portfolio’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Portfolio’s business or its ability to consummate the transactions herein contemplated;

(g)        The Statement of Assets and Liabilities of the Acquiring Portfolio for the most recently completed fiscal year of the Acquiring Portfolio prior to the date of this Agreement and the related Statement of Operations, Statement of Changes in Net Assets, Portfolio of Investments and Financial Highlights for the periods then ended, have been audited by Cohen & Company, Ltd., independent registered public accounting firm, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h)        Since the last day of the most recently completed fiscal year of the Acquiring Portfolio prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness other than in the ordinary course in accordance with the Acquiring Portfolio’s investment restrictions. For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Portfolio Shares due to declines in market values of securities held by the Acquiring Portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change;

(i)        On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Trust no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)        For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) that is required to have been distributed for periods ending prior to the Closing Date;

(k)        For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the diversification and other requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder (including Treasury Regulations Section 1.817-5);

(l)        All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m)       The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Portfolio, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)        The Acquiring Portfolio Shares to be issued and delivered to the corresponding Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable by the Acquiring Portfolio;

(o)        The information to be furnished by the Acquiring Portfolio for use in registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(p)        The Information Statement to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Portfolio and the Acquiring Portfolio Shares, will, from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1.        The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (a) the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable; and (b) the repositioning of the Acquired Portfolio’s portfolio.

5.2.        The Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.        Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4.        The Trust, on behalf of the Acquired Portfolio, will prepare and file an Information Statement (referred to in paragraph 4.1(q) herein) to be included in a Registration Statement on Form N-14 (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of the Registration Statement.

5.5.        The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6.        The Trust, on behalf of the Acquired Portfolio, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of the Acquired Portfolio of the Acquiring Portfolio Shares to be delivered hereunder and (b) the title and possession of the Acquiring Portfolio of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

5.7.        The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of the Trust, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.        All representations and warranties of the Trust, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.        The Trust, on behalf of the Acquiring Portfolio, shall have delivered to the Acquired Portfolio a certificate executed by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.        The Trust, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4.        The number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of the Trust, on behalf of the Acquiring Portfolio, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.        All representations and warranties of the Trust, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.        The Acquired Portfolio shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

7.3.        The Trust, on behalf of the Acquired Portfolio, shall have delivered to the Acquiring Portfolio a certificate executed in the name of the Acquired Portfolio by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of the Trust, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.        The Trust, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5.        The number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

7.6.        The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Portfolio, the Trust may, at its option, refuse to consummate the transactions contemplated by this Agreement. If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquiring Portfolio, the Trust may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1.        The Agreement and the transactions contemplated herein shall have been approved by the Board, and each party shall have delivered to the other certified copies of the resolutions evidencing such approval;

8.2.        On the Closing Date no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.        All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio;

8.4.        The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.        With respect to the Reorganization, the Trust shall have received the opinion of Dechert LLP substantially to the effect that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for federal income tax purposes with respect to contract owners whose contract values are determined by investment in shares of the Acquired Portfolio (the “Tax Opinion”). For purposes of rendering the Tax Opinion, Dechert LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Agreement, the proxy statement/prospectus and statement of additional information included in the Registration Statement, as well as upon such other written representations verified as of the Closing Date. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust and the insurance companies, as applicable. Notwithstanding anything herein to the contrary, the Trust may not consummate the transactions contemplated by this Agreement if this condition is not satisfied.

9.	INDEMNIFICATION

9.1.        The Trust, out of the respective Acquiring Portfolio’s assets and property (including any amounts paid to the respective Acquiring Portfolio pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the corresponding Acquired Portfolio from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Acquired Portfolio may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the respective Acquiring Portfolio of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the respective Acquiring Portfolio is not in violation of any applicable law.

9.2.        The Trust, out of the respective Acquired Portfolio’s assets and property (including any amounts paid to the respective Acquired Portfolio pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the corresponding Acquiring Portfolio from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Acquiring Portfolio may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the respective Acquired Portfolio of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the respective Acquired Portfolio is not in violation of any applicable law.

10.	BROKERAGE FEES AND EXPENSES

10.1.        The Trust, on behalf of the Acquiring Portfolio and on behalf of the Acquired Portfolio, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.        With respect to the Reorganization, the Adviser will bear the costs of the Reorganization. Reorganization costs include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of the Combined Information Statement/Prospectus, (2) the preparation of the registration statement and other shareholder communications and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; and (3) legal, audit, custodial and other fees incurred in connection with the Reorganization. No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Portfolio or the Acquiring Portfolio, except that the Adviser will reimburse the Acquired Portfolio and the Acquiring Portfolio, as applicable, for any brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any, incurred in connection with the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or otherwise result in the imposition of tax on the Acquired Portfolio or the Acquiring Portfolio or on shareholders of the Acquired Portfolio or the Acquiring Portfolio.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.        The Trust has not made any representation, warranty or covenant, on behalf of the Acquired Portfolio or the Acquiring Portfolio, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Portfolio and the Acquired Portfolio with respect to the Reorganization.

11.2.        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Portfolio and the Acquiring Portfolio in paragraphs 9.1 and 9.2 shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board, on behalf of either the Acquiring Portfolio or the Acquired Portfolio, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust.

14.	HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.        This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.3.        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

FORETHOUGHT VARIABLE INSURANCE TRUST, ON BEHALF OF GLOBAL ATLANTIC BLACKROCK HIGH YIELD PORTFOLIO (TO BE RENAMED GLOBAL ATLANTIC BLACKROCK MULTI-SECTOR FIXED INCOME PORTFOLIO), AS THE ACQUIRING PORTFOLIO

By:
Name:
Title:

FORETHOUGHT VARIABLE INSURANCE TRUST, ON BEHALF OF GLOBAL ATLANTIC GOLDMAN SACHS CORE FIXED INCOME PORTFOLIO, AS THE ACQUIRED PORTFOLIO

By:
Name:
Title:

Appendix B

Additional Information Regarding the Portfolios’ Investment Philosophy and Investment Process

Adviser’s Investment Process

The Adviser pursues each Portfolio’s investment objective by engaging a sub-adviser to directly invest in securities and other instruments. The Adviser utilizes a “manager of managers” structure in which the Adviser retains sub-advisers to select investments for the Portfolios. The Trust and the Adviser were granted an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that allows the Adviser to hire a new sub-adviser or sub-advisers without shareholder approval.

GSAM’s Fixed Income Investing Philosophy (GA Goldman Core Fixed)

Global fixed-income markets are constantly evolving and are highly diverse – with a large number of countries, currencies, sectors, issuers and securities. GSAM believes that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, GSAM believes it is critical to:

●   Thoughtfully combine diversified sources of return by employing multiple strategies

●   Take a global perspective to seek to uncover relative value opportunities

●   Employ focused specialist teams to seek to identify short-term mispricings and incorporate long-term views

●   Emphasize a risk-aware approach as GSAM views management as both an offensive and defensive tool

●   Build a strong team of skilled investors who seek to excel on behalf of GSAM’s clients

GSAM Fixed Income implements this overall philosophy through an investment process that seeks to maximize risk-adjusted total returns by using a diverse set of investment strategies and revolves around five key elements:

1. Developing a long-term risk budget – Portfolio managers (the “Portfolio Team”) are responsible for the overall results of the Global Atlantic Goldman Sachs Core Fixed Income Portfolio. They set the strategic direction of the Global Atlantic Goldman Sachs Core Fixed Income Portfolio by establishing a “risk budget.” The “risk budget” for the Global Atlantic Goldman Sachs Core Fixed Income Portfolio is the range the portfolio managers will allow the Global Atlantic Goldman Sachs Core Fixed Income Portfolio to deviate from its benchmark with respect to sector allocations, country allocations, securities selection, and, to a lesser extent, duration. Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to seek to optimize potential return.

B-1

Appendix C

5% Record Owners of Fund Shares

To the knowledge of the Portfolios, as of [July 15], 2026, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of an Acquiring Portfolio or an Acquired Portfolio.

Name & Address	Percentage of Portfolio
Global Atlantic BlackRock High Yield Portfolio (to be renamed Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio) Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%
Global Atlantic Goldman Sachs Core Fixed Income Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%

C-1

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 10, 2026

PART B

Forethought Variable Insurance Trust
10 West Market Street, Suite 2300
Indianapolis, Indiana 46204
(877) 355-1820

Statement of Additional Information
[August 9], 2026

 This Statement of Additional Information relates to the reorganization of the Global Atlantic Goldman Sachs Core Fixed Income Portfolio (“GA Goldman Core Fixed”)(the “Acquired Portfolio”) into the Global Atlantic BlackRock High Yield Portfolio (to be renamed Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio) (“GA BlackRock Multi-Sector Fixed Income”) (the “Acquiring Portfolio”), each a series of the Forethought Variable Insurance Trust (the “Trust”) (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Plan”).

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Information Statement/Prospectus. A combined Information Statement/Prospectus (the “Information Statement/Prospectus”) dated [August 9], 2026, relating to the transactions may be obtained, without charge, by calling the Portfolios (toll-free) at 1-877-355-1820, emailing GlobalAtlanticPortfolios@gafg.com, or by writing to:

Global Atlantic Portfolios

c/o Forethought Variable Insurance Trust
10 West Market Street, Suite 2300
Indianapolis, Indiana 46204

Information is also available at https://globalatlantic.onlineprospectus.net/GlobalAtlantic/portfolios/.

For additional information, see the Portfolios’ Form N-CSR filing dated December 31, 2025.

The Plan provides for:

●	The transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio as of the close of regular trading on the New York Stock Exchange on the Closing Date (“Valuation Time”);

●	The assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and

●	The distribution of shares of the Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio.

The Acquiring Portfolio, following completion of the Reorganization, may be referred to as the “Combined Portfolio.” The Acquired Portfolio and the Acquiring Portfolio may be referred to herein as a “Portfolio” and collectively, the “Portfolios.”

1

Table of Contents

Documents Incorporated by Reference	3

Supplemental Information	4

2

Documents Incorporated by Reference

This Statement of Additional Information consists of this cover page, table of contents, the accompanying supplemental information and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

(1)	Statement of Additional Information for the Acquired Portfolio and the Acquiring Portfolio dated May 1, 2026, as supplemented on June 17, 2026 with respect to the information that pertains to the Acquired Portfolio and the Acquiring Portfolio only (Securities Act File No. 333-189870); and

(2)	The Financial Statements of the Acquired Portfolio and the Acquiring Portfolio as included in its Form N-CSR filing filed for the year ended December 31, 2025.

3

Supplemental Information

A table showing the fees of the Acquired Portfolio and the Acquiring Portfolio, and the fees and expenses of the Acquiring Portfolio on a pro forma basis after giving effect to the Reorganization, is included in the section entitled “Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio” in the “Synopsis” section for the Reorganization in the Information Statement/Prospectus.

The Reorganization will result in a material change to the Acquired Portfolio’s investment portfolio due to the investment restrictions of the Acquiring Portfolio, as described in further detail in the Information Statement/Prospectus. It is expected that each security held by the Acquired Portfolio will be disposed of prior to the Reorganization into the Acquiring Portfolio given the investment restrictions of the Acquiring Portfolio. A modified portfolio of investments of the Acquired Portfolio reflecting the anticipated changes to its portfolio holdings in connection with the Reorganization into the Acquiring Portfolio is included below.

4

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Modified Portfolio of Investments (Unaudited)(1)

May 31, 2026

	Shares/
	Principal	Fair Value
Corporate Bonds and Notes - 36.3%
Aerospace & Defense - 0.8%
Boeing Co. (The)
3.45%, 11/1/28	$100,000	$97,500
5.15%, 5/1/30	66,000	67,040
6.53%, 5/1/34	63,000	68,750
6.86%, 5/1/54	94,000	105,990
Howmet Aerospace, Inc., 4.85%, 10/15/31	46,000	46,279
Northrop Grumman Corp., 4.75%, 6/1/43	25,000	22,741
RTX Corp., 4.05%, 5/4/47	50,000	39,798
		448,098
Agriculture - 0.4%
BAT Capital Corp.
2.26%, 3/25/28	75,000	72,142
6.00%, 2/20/34	157,000	165,843
		237,985
Auto Manufacturers - 0.5%
General Motors Financial Co., Inc.
1.50%, 6/10/26	125,000	124,910
2.35%, 1/8/31	125,000	112,021
Hyundai Capital America, 5.40%, 6/24/31(a)	50,000	50,903
		287,834
Banks - 7.6%
Banco Santander SA, 5.57%, 1/17/30	200,000	204,800
Bank of America Corp.
3.42%, (3 Month Term SOFR +
1.30%), 12/20/28(b)	108,000	106,291
4.27%, (3 Month Term SOFR +
1.57%), 7/23/29(b)	125,000	124,225
2.59%, (SOFR + 2.15%), 4/29/31(b)	75,000	69,349
1.90%, (SOFR + 1.53%), 7/23/31(b)	100,000	89,311
2.65%, (SOFR + 1.22%), 3/11/32(b)	100,000	90,770
2.97%, (SOFR + 1.33%), 2/4/33(b)	50,000	45,194
4.57%, (SOFR + 1.83%), 4/27/33(b)	50,000	49,100
5.51%, (SOFR + 1.31%), 1/24/36(b)	25,000	25,587
2.48%, (US 5 Year CMT T-Note +
1.20%), 9/21/36(b)	75,000	65,413
5.05%, (SOFR + 1.13%), 2/6/37(b)	225,000	221,566
5.49%, (SOFR + 1.57%), 4/23/37(b)	145,000	144,208
Barclays PLC, 5.79%, (SOFR + 1.59%), 2/25/36(b)	200,000	203,862
Canadian Imperial Bank of Commerce, 5.25%, (SOFR + 1.11%), 1/13/31(b)	100,000	101,851
Citigroup, Inc.
4.45%, 9/29/27	125,000	124,973
3.67%, (3 Month Term SOFR +
1.65%), 7/24/28(b)	50,000	49,590
2.98%, (SOFR + 1.42%), 11/5/30(b)	100,000	94,601
3.06%, (SOFR + 1.35%), 1/25/33(b)	50,000	45,338

	Shares/
	Principal	Fair Value
Banks (continued)
6.02%, (SOFR + 1.83%), 1/24/36(b)	$60,000	$61,746
First Horizon Corp., 5.51%, (SOFR + 1.77%), 3/7/31(b)	55,000	55,761
JPMorgan Chase & Co.
3.51%, (3 Month Term SOFR +
1.21%), 1/23/29(b)	125,000	123,074
2.96%, (3 Month Term SOFR +
2.52%), 5/13/31(b)	25,000	23,378
4.35%, (SOFR + 0.84%), 1/22/32(b)	90,000	88,430
2.96%, (SOFR + 1.26%), 1/25/33(b)	50,000	45,345
5.57%, (SOFR + 1.68%), 4/22/36(b)	145,000	149,033
4.90%, (SOFR + 1.07%), 1/22/37(b)	120,000	116,811
5.19%, (SOFR + 1.30%), 2/5/37(b)	75,000	73,831
M&T Bank Corp., 5.05%, (SOFR + 1.85%), 1/27/34(b)	90,000	89,399
Morgan Stanley
3.63%, 1/20/27	50,000	49,894
3.95%, 4/23/27	30,000	29,926
5.16%, (SOFR + 1.59%), 4/20/29(b)	155,000	156,560
4.43%, (3 Month Term SOFR +
1.89%), 1/23/30(b)	50,000	49,704
2.70%, (SOFR + 1.14%), 1/22/31(b)	75,000	69,800
1.79%, (SOFR + 1.03%), 2/13/32(b)	125,000	108,760
5.47%, (SOFR + 1.73%), 1/18/35(b)	30,000	30,558
5.66%, (SOFR + 1.76%), 4/17/36(b)	50,000	51,465
Toronto-Dominion Bank (The), 4.46%, 6/8/32	25,000	24,615
Truist Financial Corp., 6.05%, (SOFR + 2.05%), 6/8/27(b)	25,000	25,009
US Bancorp
5.78%, (SOFR + 2.02%), 6/12/29(b)	70,000	71,687
4.97%, (SOFR + 2.11%), 7/22/33(b)	140,000	138,724
5.85%, (SOFR + 2.09%),
10/21/33(b)	50,000	52,270
Wells Fargo & Co.
3.00%, 10/23/26	325,000	323,686
4.30%, 7/22/27	100,000	99,948
4.15%, 1/24/29	25,000	24,821
4.90%, (SOFR + 2.10%), 7/25/33(b)	11,000	10,945
Westpac Banking Corp.
4.11%, (US 5 Year CMT T-Note +
2.00%), 7/24/34(b)	75,000	73,207
5.62%, (US 1 Year CMT T-Note +
1.20%), 11/20/35(b)	114,000	115,267
		4,189,683
Beverages - 1.2%
Anheuser-Busch InBev Worldwide, Inc.
8.20%, 1/15/39	25,000	31,514
5.45%, 1/23/39	35,000	35,676

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Modified Portfolio of Investments (Unaudited) (Continued)

May 31, 2026

	Shares/
	Principal	Fair Value
Beverages (continued)
Coca-Cola Consolidated, Inc., 5.45%, 6/1/34	$40,000	$41,125
Constellation Brands, Inc.
3.60%, 2/15/28	100,000	98,599
3.15%, 8/1/29	125,000	119,667
2.25%, 8/1/31	50,000	44,156
Keurig Dr Pepper, Inc., 3.80%, 5/1/50	19,000	13,499
Pernod Ricard International Finance LLC, 1.63%, 4/1/31(a)	330,000	284,588
		668,824
Biotechnology - 0.7%
Amgen, Inc.
5.25%, 3/2/30	130,000	132,824
5.25%, 3/2/33	84,000	85,745
Royalty Pharma PLC
2.20%, 9/2/30	70,000	63,276
5.40%, 9/2/34	79,000	79,954
		361,799
Building Materials - 0.3%
Carrier Global Corp.
2.70%, 2/15/31	75,000	68,923
5.90%, 3/15/34	101,000	106,524
		175,447
Chemicals - 0.0%†
International Flavors & Fragrances, Inc., 1.83%, 10/15/27(a)	27,000	26,032
Commercial Services - 0.6%
Cornell University, 4.73%, 6/15/35	130,000	128,549
Global Payments, Inc., 5.55%, 11/15/35	80,000	77,969
Quanta Services, Inc., 5.25%, 8/9/34	68,000	68,707
S&P Global, Inc., 2.95%, 1/22/27	50,000	49,647
		324,872
Computers - 0.2%
Dell International LLC / EMC Corp., 5.30%, 10/1/29	25,000	25,529
Hewlett Packard Enterprise Co., 5.00%, 10/15/34	57,000	55,862
		81,391
Diversified Financial Services - 1.7%
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust
2.45%, 10/29/26	225,000	223,432
5.38%, 12/15/31	150,000	152,857
Ally Financial, Inc., 2.20%, 11/2/28	100,000	94,448
Avolon Holdings Funding Ltd.
6.38%, 5/4/28(a)	40,000	41,125
5.15%, 1/15/30(a)	26,000	26,125
Capital One Financial Corp., 6.18%, (SOFR + 2.04%), 1/30/36(b)	120,000	122,793

	Shares/
	Principal	Fair Value
Diversified Financial Services (continued)
Nasdaq, Inc., 3.25%, 4/28/50	$25,000	$16,942

Sumisho Air Lease Corp., 3.75%, 6/1/26	175,000	175,000
Synchrony Financial, 4.95%, (SOFR + 1.53%), 2/25/32(b)	80,000	78,109
		930,831
Electric - 1.4%
Ameren Corp., 3.50%, 1/15/31	25,000	23,698
American Electric Power Co., Inc., 2.30%, 3/1/30	50,000	45,982
Dominion Energy, Inc., 3.38%, 4/1/30	50,000	47,827
Duke Energy Carolinas LLC, 3.95%, 3/15/48	25,000	19,411
Duquesne Light Holdings, Inc., 2.53%, 10/1/30(a)	100,000	89,946
Entergy Corp., 2.95%, 9/1/26	175,000	174,462
Exelon Corp., 4.05%, 4/15/30	50,000	48,901
FirstEnergy Corp., 2.25%, 9/1/30	50,000	45,026
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	80,000	76,086
Pacific Gas and Electric Co.
2.10%, 8/1/27	25,000	24,304
2.50%, 2/1/31	50,000	44,882
3.30%, 8/1/40	25,000	18,760
Southern California Edison Co., 4.20%, 3/1/29	100,000	98,725

		758,010
Electronics - 0.1%
Allegion US Holding Co., Inc., 5.60%, 5/29/34	45,000	45,922
Engineering & Construction - 0.4%
Mexico City Airport Trust, 3.88%, 4/30/28(a)	200,000	195,943
Environmental Control - 0.1%
Republic Services, Inc., 4.88%, 4/1/29	50,000	50,630
Food - 1.4%
Campbell's Co. (The), 4.75%, 3/23/35	39,000	35,988
J M Smucker Co. (The)
5.90%, 11/15/28	83,000	85,667
6.20%, 11/15/33	47,000	50,121
Mars, Inc.
4.80%, 3/1/30(a)	150,000	151,030
5.00%, 3/1/32(a)	125,000	126,251
5.20%, 3/1/35(a)	200,000	201,156
Sysco Corp., 4.45%, 3/15/48	25,000	20,354
The Campbell's Co., 5.40%, 3/21/34	117,000	113,566
		784,133
Gas - 0.0%†
NiSource, Inc., 3.60%, 5/1/30	25,000	24,057

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Modified Portfolio of Investments (Unaudited) (Continued)

May 31, 2026

	Shares/
	Principal	Fair Value
Healthcare-Products - 0.3%
Solventum Corp.
5.40%, 3/1/29	$47,000	$47,919
5.60%, 3/23/34	60,000	61,490
STERIS Irish FinCo UnLtd Co., 2.70%, 3/15/31	75,000	68,300
		177,709
Healthcare-Services - 3.2%
Adventist Health System/West
2.95%, 3/1/29	25,000	23,741
4.74%, 12/1/30	155,000	153,320
5.76%, 12/1/34	35,000	35,853
Ascension Health, 4.92%, 11/15/35	75,000	74,343
Banner Health, 2.34%, 1/1/30	145,000	134,446
Baylor Scott & White Holdings, 1.78%, 11/15/30	50,000	44,368
Cigna Group (The)
5.13%, 5/15/31	85,000	86,584
4.80%, 8/15/38	75,000	71,002
CommonSpirit Health
4.35%, 9/1/30	40,000	39,214
4.98%, 9/1/35	65,000	63,120
3.91%, 10/1/50	110,000	81,193
6.46%, 11/1/52	105,000	111,869
Elevance Health, Inc., 4.60%, 9/15/32	150,000	147,401
HCA, Inc.
4.50%, 2/15/27	100,000	99,960
5.45%, 4/1/31	125,000	127,755
Humana, Inc., 5.95%, 3/15/34	20,000	20,678
Laboratory Corp. of America Holdings, 4.80%, 10/1/34	35,000	34,216
PeaceHealth Obligated Group, 4.34%, 11/15/28	55,000	54,643
Rush System for Health Obligated Group, 3.92%, 11/15/29	60,000	58,693
Sutter Health
2.29%, 8/15/30	25,000	22,765
4.09%, 8/15/48	225,000	179,582
UnitedHealth Group, Inc.
5.88%, 2/15/53	50,000	50,103
5.05%, 4/15/53	50,000	44,658
		1,759,507
Home Builders - 0.1%
Lennar Corp., 4.75%, 11/29/27	45,000	45,097
Insurance - 0.8%
Assurant, Inc., 3.70%, 2/22/30	191,000	183,116
Chubb INA Holdings LLC, 6.80%, 11/15/31	49,000	53,787
Principal Financial Group, Inc.
3.10%, 11/15/26	75,000	74,596
2.13%, 6/15/30	100,000	90,579

	Shares/
	Principal	Fair Value
Insurance (continued)
Willis North America, Inc., 2.95%, 9/15/29	$50,000	$47,448
		449,526
Internet - 1.4%
Alphabet, Inc., 4.10%, 11/15/30	250,000	247,268
Expedia Group, Inc.
3.25%, 2/15/30	28,000	26,572
2.95%, 3/15/31	14,000	12,878
Meta Platforms, Inc.
4.20%, 11/15/30	100,000	98,660
4.88%, 11/15/35	225,000	219,582
Netflix, Inc., 5.88%, 11/15/28	95,000	98,404
Uber Technologies, Inc., 4.50%, 8/15/29(a)	50,000	49,605
		752,969

Investment Companies - 0.1%
Blackstone Private Credit Fund, 6.00%, 1/29/32	25,000	24,697
Blackstone Secured Lending Fund, 5.88%, 11/15/27	25,000	25,198
		49,895
Leisure Time - 0.2%
Royal Caribbean Cruises Ltd., 5.25%, 2/27/38	90,000	87,057
Lodging - 1.1%
Choice Hotels International, Inc.
3.70%, 1/15/31	94,000	88,613
5.85%, 8/1/34	45,000	45,569
Hyatt Hotels Corp., 5.50%, 6/30/34	147,000	149,299
Marriott International, Inc.
4.90%, 4/15/29	50,000	50,507
4.88%, 5/15/29	39,000	39,375
2.85%, 4/15/31	175,000	160,576
4.50%, 5/1/33	50,000	48,449
		582,388
Machinery-Construction & Mining - 0.2%
Vertiv Holdings Co., 4.85%, 3/15/36	100,000	97,269
Machinery-Diversified - 0.1%
IDEX Corp., 2.63%, 6/15/31	25,000	22,664
Ingersoll Rand, Inc., 5.70%, 8/14/33	45,000	46,716
		69,380
Media - 0.2%
Comcast Corp.
5.30%, 6/1/34	98,000	99,508
3.75%, 4/1/40	25,000	20,300
		119,808
Oil & Gas - 0.3%
Marathon Petroleum Corp., 3.80%, 4/1/28	25,000	24,694

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Modified Portfolio of Investments (Unaudited) (Continued)

May 31, 2026

	Shares/
	Principal	Fair Value
Oil & Gas (continued)
Phillips 66, 3.90%, 3/15/28	$150,000	$148,643
		173,337
Pharmaceuticals - 0.5%
Cencora, Inc., 2.70%, 3/15/31	117,000	106,805
CVS Health Corp., 4.78%, 3/25/38	160,000	149,227
		256,032
Pipelines - 1.2%
Energy Transfer LP
5.25%, 4/15/29	100,000	101,708
5.30%, 4/15/47	25,000	22,452

Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40	169,782	140,464
MPLX LP
4.80%, 2/15/29	50,000	50,275
2.65%, 8/15/30	125,000	115,394
Sabine Pass Liquefaction LLC, 5.00%, 3/15/27	100,000	100,163
Targa Resources Corp., 4.20%, 2/1/33	40,000	38,063
Williams Cos., Inc. (The), 5.65%, 3/15/33	75,000	77,581
		646,100
REITS - 2.1%
Agree LP, 4.80%, 10/1/32	35,000	34,701
American Homes 4 Rent LP
4.90%, 2/15/29	50,000	50,261
2.38%, 7/15/31	30,000	26,528
Camden Property Trust, 2.80%, 5/15/30	75,000	70,124
Crown Castle, Inc.
3.65%, 9/1/27	75,000	74,275
3.30%, 7/1/30	204,000	192,533
CubeSmart LP, 2.50%, 2/15/32	15,000	13,210
Essex Portfolio LP, 3.00%, 1/15/30	75,000	70,814
Host Hotels & Resorts LP, 2.90%, 12/15/31	42,000	37,507
Invitation Homes Operating
Partnership LP, 2.30%, 11/15/28	50,000	47,354
Kilroy Realty LP, 4.75%, 12/15/28	79,000	78,305
Prologis LP, 4.63%, 1/15/33	75,000	74,268
Realty Income Corp.
4.88%, 6/1/26	75,000	75,000
3.40%, 1/15/30	100,000	95,944
Regency Centers LP, 2.95%, 9/15/29	125,000	119,095
UDR, Inc., 2.10%, 8/1/32	25,000	21,256
WP Carey, Inc.
3.85%, 7/15/29	75,000	73,360
2.40%, 2/1/31	25,000	22,464
		1,176,999
Retail - 0.6%
7-Eleven, Inc., 1.30%, 2/10/28(a)	100,000	94,780

	Shares/
	Principal	Fair Value
Retail (continued)
Alimentation Couche-Tard, Inc., 3.55%, 7/26/27(a)	$50,000	$49,519
AutoNation, Inc., 1.95%, 8/1/28	25,000	23,598
Lowe's Cos., Inc., 1.70%, 9/15/28	75,000	70,607
O'reilly Automotive, Inc., 5.10%, 3/12/36	40,000	39,531
Starbucks Corp., 4.00%, 11/15/28	75,000	74,279
		352,314
Semiconductors - 1.0%
Broadcom, Inc.
3.42%, 4/15/33	150,000	136,987
3.47%, 4/15/34	40,000	35,983
Intel Corp.
5.20%, 2/10/33	100,000	101,385
5.15%, 2/21/34	28,000	28,106
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.40%, 5/1/30	50,000	47,729
2.50%, 5/11/31	125,000	112,312
2.65%, 2/15/32	75,000	66,570
		529,072
Software - 3.4%

Constellation Software, Inc., 5.46%, 2/16/34(a)	41,000	40,405
Electronic Arts, Inc., 2.95%, 2/15/51	54,000	42,774
Fidelity National Information Services, Inc., 4.80%, 3/10/31	100,000	99,218
Fiserv, Inc., 4.20%, 10/1/28	100,000	98,915
Oracle Corp.
4.50%, 5/6/28	75,000	74,814
2.95%, 4/1/30	25,000	23,072
4.65%, 5/6/30	100,000	98,423
2.88%, 3/25/31	225,000	201,440
5.25%, 2/3/32	90,000	89,271
4.80%, 9/26/32	90,000	86,439
4.90%, 2/6/33	91,000	87,431
5.35%, 5/4/33	80,000	78,679
5.20%, 9/26/35	105,000	99,756
5.70%, 2/4/36	80,000	78,502
3.60%, 4/1/40	25,000	18,499
6.00%, 8/3/55	25,000	21,880
6.70%, 2/4/56	40,000	38,404
Salesforce, Inc.
4.90%, 9/15/31	230,000	230,036
5.55%, 3/15/36	209,000	210,279
Synopsys, Inc., 5.00%, 4/1/32	55,000	55,321
VMware LLC
1.80%, 8/15/28	25,000	23,634
2.20%, 8/15/31	75,000	66,289
		1,863,481

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Modified Portfolio of Investments (Unaudited) (Continued)

May 31, 2026

	Shares/
	Principal	Fair Value
Telecommunications - 1.7%
AT&T, Inc.
4.90%, 8/15/37	$50,000	$48,060
4.85%, 3/1/39	85,000	79,337
QTS Fayetteville I Dc1-2 LLC / QTS TRS
Fayetteville I DC1-2 LLC, 5.70%, 4/15/36(a)	245,000	238,295
Rogers Communications, Inc., 3.20%, 3/15/27	215,000	213,110
T-Mobile USA, Inc.
3.75%, 4/15/27	111,000	110,565
5.20%, 1/15/33	150,000	152,497
Verizon Communications, Inc.
4.02%, 12/3/29	25,000	24,632
2.55%, 3/21/31	100,000	91,146
		957,642
Transportation - 0.3%
Burlington Northern Santa Fe LLC, 3.25%, 6/15/27	75,000	74,382
FedEx Corp., 3.40%, 2/15/28	25,000	24,616
Union Pacific Corp., 2.80%, 2/14/32	100,000	91,165
		190,163
Trucking & Leasing - 0.1%
Penske Truck Leasing Co. LP / PTL
Finance Corp., 5.25%, 7/1/29(a)	48,000	48,702
Total Corporate Bonds and Notes
(Cost - $20,463,093)		19,975,938
Agency Mortgage Backed Securities - 29.4%
Federal Home Loan Mortgage Corporation - 5.5%
Freddie Mac Pool
4.00%, 3/1/50	326,334	311,254
3.00%, 12/1/50	492,770	439,054
2.50%, 9/1/51	670,258	571,616
2.00%, 1/1/52	1,560,828	1,256,365
4.50%, 6/1/52	429,064	416,686
		2,994,975
Federal National Mortgage Association -14.2%
Fannie Mae or Freddie Mac
4.50%, 6/1/41(c)	1,000,000	989,375
5.50%, 6/1/56(c)	1,500,000	1,506,855
6.00%, 6/1/56(c)	500,000	510,391
Fannie Mae Pool
4.50%, 6/1/31	118,766	119,145
4.50%, 7/1/48	245,319	238,178
5.00%, 11/1/48	167,947	168,938
2.00%, 11/1/50	810,510	654,276
2.50%, 11/1/50	781,953	667,567
2.50%, 3/1/51	60,341	51,579
2.50%, 9/1/51	75,994	64,963

	Shares/
	Principal	Fair Value
Federal National Mortgage Association (continued)
2.50%, 10/1/51	$300,323	$256,744
2.50%, 11/1/51	175,912	150,374
2.50%, 11/1/51	138,391	118,320
2.50%, 2/1/52	183,408	154,570
5.00%, 11/1/52	759,865	752,142
5.50%, 11/1/52	735,806	750,602
6.00%, 12/1/52	654,339	679,812
		7,833,831
Government National Mortgage Association- 9.7%
Ginnie Mae, 6.00%, 6/20/56(c)	500,000	509,375
Ginnie Mae II Pool
4.50%, 2/20/48	85,062	83,180
4.50%, 5/20/48	89,327	87,543
4.50%, 8/20/48	112,291	109,861
5.00%, 8/20/48	22,586	22,655
4.50%, 9/20/48	395,296	387,400
5.00%, 10/20/48	131,384	132,229
5.00%, 11/20/48	80,874	81,394
5.00%, 12/20/48	43,062	43,191
5.00%, 1/20/49	126,767	127,080
4.00%, 2/20/49	116,333	109,759
4.50%, 3/20/49	3,770	3,695
5.00%, 3/20/49	60,264	59,764
4.00%, 5/20/49	104,111	98,741
4.50%, 10/20/49	88,768	86,998
3.00%, 3/20/50	323,484	288,358
3.00%, 11/20/51	644,519	573,545
2.00%, 12/20/51	837,634	687,522
3.50%, 6/20/52	817,328	746,658
4.50%, 10/20/52	740,890	719,536
5.50%, 5/20/54	393,306	396,760
		5,355,244
Total Agency Mortgage Backed Securities
(Cost - $16,709,520)		16,184,050

Asset Backed and Commercial Backed Securities - 22.5%
720 East CLO IV Ltd., 4.93%, 7/15/39 (a),(d)	290,000	290,000
Angel Oak Mortgage Trust 2021-7, 1.98%, 10/25/66 (a),(d)	63,723	55,300
Angel Oak Mortgage Trust 2025-12, 5.04%, 12/25/70 (a)	141,150	140,306
Bain Capital Credit CLO 2019-1, 5.08%, (3 Month Term SOFR + 1.40%), 4/19/34 (a),(b)	200,000	200,095
BANK 2025-BNK51, 5.29%, 12/25/67	100,000	101,643

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Modified Portfolio of Investments (Unaudited) (Continued)

May 31, 2026

	Shares/
	Principal	Fair Value
Asset Backed and Commercial Backed Securities (continued)
BANK5 2024-5YR9, 6.18%, 8/15/57 (d)	$150,000	$153,830
BANK5 2026-5YR22, 5.71%, 6/15/59	100,000	103,380
Barclays Dryrock Issuance Trust, 3.97%, 7/15/31	125,000	124,110
Barings CLO Ltd. 2024-I, 4.85%, (3 Month Term SOFR + 1.17%), 1/20/39 (a),(b)	250,000	250,125
BBCMS Mortgage Trust 2024-5C25, 6.36%, 3/15/57 (d)	100,000	103,076
Birch Grove CLO 8 Ltd., 4.97%, 4/20/39 (a)	250,000	250,770
BMO 2023-C7 Mortgage Trust, 6.16%, 12/15/56	100,000	105,682
BMO 2024-5C4 Mortgage Trust, 6.53%, 5/15/57 (d)	125,000	130,462
BX Commercial Mortgage Trust 2024-XL4, 5.07%, (1 Month Term SOFR+ 1.44%), 2/15/39 (a),(b)	79,918	80,086
BX Commercial Mortgage Trust 2026-CSMO, 5.03%, (1 Month Term SOFR + 1.40%), 2/15/43 (a),(b)	100,000	100,253
BX Commercial Mortgage Trust 2026-LP3, 5.01%, 4/15/43 (a)	198,122	198,813
BX Trust 2024-BIO, 5.27%, (1 Month Term SOFR + 1.64%), 2/15/41 (a),(b)	150,000	150,007
Carlyle US CLO 2025-3 Ltd., 5.05%, 7/25/38 (a),(d)	250,000	251,206
CBAMR 2017-4 Ltd., 5.09%, (3 Month Term SOFR + 1.42%), 3/31/38 (a),(b)	250,000	251,000
Chase Home Lending Mortgage Trust 2026-4, 4.91%, 2/25/57 (a)	123,873	123,631
COLT 2021-2 Mortgage Loan Trust, 0.92%, 8/25/66 (a),(d)	51,786	44,281
COLT 2025-8 Mortgage Loan Trust, 5.48%, 8/25/70 (a),(e)	152,440	152,717
Connecticut Avenue Securities Trust
5.26%, (SOFR + 1.65%), 12/25/41(a),(b)	$32,768	32,879
5.41%, (SOFR + 1.80%), 1/25/44(a),(b)	50,000	50,373
5.56%, (SOFR + 1.95%), 3/25/44(a),(b)	50,000	50,397
4.46%, (SOFR + 0.85%), 1/25/46(a),(b)	149,449	149,355
Csmc 2021-Nqm6 Trust, 1.17%, 7/25/66 (a),(d)	71,963	61,632

	Shares/
	Principal	Fair Value
Asset Backed and Commercial Backed Securities (continued)
Dewolf Park CLO Ltd., 4.87%, (3 Month Term SOFR + 1.21%), 1/22/39 (a),(b)	$260,000	$260,086
Dryden 108 CLO Ltd., 5.04%, 7/18/37 (a)	300,000	300,433
Durst Commercial Mortgage Trust 2025-151, 5.15%, 8/10/42 (a),(d)	150,000	150,757
EFMT 2026-NQM4, 5.47%, 4/25/71 (a),(e)	121,544	121,598
Fannie Mae Remics, 4.61%, (SOFR + 1.00%), 3/25/55 (b)	127,859	128,360
Fidelity Grand Harbour Clo 2023-1
DAC, 4.03%, 2/15/38 (a)	250,000	292,167
Freddie Mac Multifamily Structured Pass Through Certificates
5.07%, 10/25/28(d)	50,000	50,687
4.33%, (SOFR + 0.68%), 2/25/33(b)	75,339	75,425
4.90%, 10/25/33(d)	150,000	152,795
Freddie Mac STACR REMIC Trust 2021-DNA5, 5.26%, (SOFR + 1.65%), 1/25/34 (a),(b)	4,808	4,818
Freddie Mac STACR REMIC Trust 2024- DNA2, 4.81%, (SOFR + 1.20%), 5/25/44 (a),(b)	68,052	68,094
Freddie Mac STACR REMIC Trust 2024-DNA3, 4.56%, (SOFR + 0.95%), 9/25/45 (a),(b)	133,000	133,144
Ginnie Mae, 2.00%, 8/20/51	332,304	277,747
Henley CLO XVII DAC, 0.00%, 7/15/38	300,000	350,195
HLTN Commercial Mortgage Trust 2026-DPLO, 5.33%, 4/15/41 (a)	150,000	150,454
Honda Auto Receivables 2023-4 Owner Trust, 5.67%, 6/21/28	114,008	114,812
IRV Trust 2025-200P
5.29%, 3/14/47(a),(d)	200,000	201,499
5.44%, 3/14/47(a),(d)	150,000	149,389
J.P. Morgan Mortgage Trust 2024-1, 6.00%, 6/25/54 (a),(d)	34,119	34,083
JP Morgan Mortgage Trust 2021-6, 2.50%, 10/25/51 (a),(d)	84,029	69,285
JP Morgan Mortgage Trust Series 2024-VIS2, 5.85%, 11/25/64 (a),(e)	227,870	228,493
Kennedy Lewis CLO 22 Ltd., 5.01%, (3 Month Term SOFR + 1.33%), 7/20/38 (a),(b)	250,000	250,942
LEX 2024-BBG Mortgage Trust, 4.87%, 10/13/33 (a),(d)	150,000	149,378
Magnetite XVII Ltd., 4.84%, 7/25/39 (a),(d)	275,000	275,000

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Modified Portfolio of Investments (Unaudited) (Continued)

May 31, 2026

	Shares/
	Principal	Fair Value
Asset Backed and Commercial Backed Securities (continued)
Manhattan West 2026-2MW Mortgage Trust
5.50%, 6/10/48(a),(d)	$200,000	$201,359
5.72%, 6/10/48(a),(d)	200,000	201,180
Morgan Stanley Capital I Trust 2020- HR8, 2.04%, 7/15/53	250,000	225,907
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM4, 5.59%, 6/25/70 (a),(e)	162,210	162,436
Nissan Auto Receivables 2023-B Owner Trust, 5.93%, 3/15/28	14,785	14,850
NYC Commercial Mortgage Trust 2025-11X, 5.37%, (1 Month Term SOFR+ 1.74%), 10/15/40 (a),(b)	100,000	100,344
NYC Trust 2026-9W57
5.05%, 6/6/40(a),(d)	200,000	199,332
5.35%, 6/6/40(a),(d)	100,000	99,840
OBX 2024-NQM14 Trust, 4.94%, 9/25/64 (a),(e)	114,018	113,351
OBX 2025-NQM11 Trust, 5.42%,5/25/65 (a),(e)	115,442	115,341
OCP CLO 2017-14 Ltd., 5.05%, (3 Month Term SOFR + 1.37%), 7/20/37 (a),(b)	350,000	350,595
OHA Credit Funding 7 Ltd., 4.96%, (3 Month Term SOFR + 1.28%), 7/19/38 (a),(b)	275,000	275,497
Pikes Peak CLO 19 2025, 5.02%, (3 Month Term SOFR + 1.34%), 7/20/38 (a),(b)	250,000	250,534
PRKCM 2021-AFC2 Trust, 2.07%, 11/25/56 (a),(d)	169,629	149,475
RAD CLO 27 Ltd., 4.99%, (3 Month Term SOFR + 1.32%), 1/15/38 (a),(b)	150,000	150,398
Regatta 30 Funding Ltd., 4.99%, (3 Month Term SOFR + 1.32%), 1/25/38 (a),(b)	275,000	275,781
ROCK TRUST 2024-CNTR
5.39%, 11/13/41(a)	150,000	151,946
5.93%, 11/13/41(a)	100,000	101,993
Santander Drive Auto Receivables Trust 2025-1, 4.74%, 1/16/29	88,036	88,165
Sixth Street CLO XVI Ltd., 4.84%, (3 Month Term SOFR + 1.17%), 1/21/39 (a),(b)	300,000	300,180
Sound Point Euro Clo 14 funding DAC, 3.84%, 4/20/39 (a)	250,000	290,567

	Shares/
	Principal	Fair Value
Asset Backed and Commercial Backed Securities (continued)
Starwood Mortgage Residential Trust 2020-2, 3.00%, 4/25/60 (a),(d)	$150,000	$146,792
Verus Securitization Trust 2021-7, 2.83%, 10/25/66 (a),(e)	70,637	62,764
Verus Securitization Trust 2022-1, 3.29%, 1/25/67 (a),(d)	94,748	86,994
Warwick Capital CLO 1 Ltd., 4.96%, (3 Month Term SOFR + 1.28%), 10/20/38 (a),(b)	250,000	250,106
Wells Fargo Mortgage Backed Securities Trust 2019-3, 3.50%, 7/25/49 (a),(d)	4,682	4,229
Wonder Lake Park CLO Ltd., 4.96%, (3 Month Term SOFR + 1.29%), 7/24/38 (a),(b)	325,000	325,925
Total Asset Backed and Commercial Backed Securities
(Cost - $12,352,592)		12,390,931

U.S. Treasury Securities and Agency Bonds - 15.7%
Federal Farm Credit Banks Funding Corp.
2.90%, 4/12/32	290,000	269,645
3.50%, 9/1/32	40,000	38,221
2.85%, 3/28/34	370,000	332,018
1.70%, 4/23/35	540,000	422,217
Federal Home Loan Banks, 4.75%, 12/10/32	80,000	81,491

U.S. Treasury Bond
4.75%, 2/15/41	1,560,000	1,553,601
4.63%, 5/15/44	1,440,000	1,382,850
5.00%, 5/15/46	130,000	130,162
3.13%, 5/15/48	260,000	193,619
3.38%, 11/15/48	250,000	193,857
2.88%, 5/15/49	260,000	182,904
4.75%, 5/15/55	170,000	163,300
4.75%, 8/15/55	160,000	153,750
5.00%, 5/15/56	210,000	210,230

U.S. Treasury Note
4.50%, 4/15/27	1,090,000	1,095,850
3.75%, 6/30/30	370,000	364,811
4.13%, 5/31/31	580,000	579,366
4.13%, 3/31/32	520,000	517,502
4.25%, 5/31/33	580,000	578,550

U.S. Treasury Strip Coupon
0.00%, 11/15/29(f)	68,600	59,537
0.00%, 8/15/30(f)	30,000	25,205
0.00%, 11/15/30(f)	30,000	24,944
0.00%, 11/15/31(f)	30,000	23,848
0.00%, 5/15/32(f)	64,500	50,150

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Modified Portfolio of Investments (Unaudited) (Continued)

May 31, 2026

	Shares/
	Principal		Fair Value
U.S. Treasury Securities and Agency Bonds (continued)
0.00%, 8/15/33(f)		$30,000	$21,967
Total U.S. Treasury Securities and Agency Bonds
(Cost - $8,904,360)			8,649,595
Sovereign Debts - 1.4%
Chile Government International Bond, 4.95%, 1/5/36		200,000	197,700
Eagle Funding Luxco Sarl, 5.50%, 8/17/30 (a)		250,000	251,433
Indonesia Government International Bond, 4.10%, 3/4/34	EUR	100,000	114,562
Peruvian Government International Bond, 3.23%, 7/28/21		20,000	10,916
Republic of Poland Government International Bond, 5.50%, 3/18/54		30,000	27,831
Romanian Government International Bond
3.00%, 2/27/27(a)		30,000	29,630
2.12%, 7/16/31	EUR	30,000	31,242
6.38%, 1/30/34		80,000	81,209
5.75%, 7/4/36(a)		20,000	19,063
Total Sovereign Debts
(Cost - $783,864)			763,586
Municipal Bonds - 1.1%
Maryland Economic Development Corp.
4.83%, 11/30/30(g)		25,000	25,170
4.97%, 11/30/32(g)		60,000	60,463
Metropolitan Transportation
Authority, 5.18%, 11/15/49 (g)		15,000	13,860
New Jersey Turnpike Authority, 7.10%, 1/1/41 (g)		25,000	28,440
State of California, 7.60%, 11/1/40 (g)		175,000	209,806
State of Illinois, 5.10%, 6/1/33 (g)		231,225	234,093
Total Municipal Bonds
(Cost - $603,134)			571,832
Short-Term Investments - 2.1%
Money Market Funds - 2.1%
Fidelity Investments Money Market Fund - Government Portfolio,Institutional Class, 3.49%(h) (Cost - $1,159,193)		1,159,193	1,159,193
Total Short-Term Investments
(Cost - $1,159,193)			1,159,193

	Shares/
	Principal	Fair Value
Total Investments - 108.5%
(Cost - $60,975,756)		$59,695,125
Other Assets Less Liabilities - Net (8.5)%		(4,665,777)
Total Net Assets - 100.0%		$55,029,348

†	Represents less than 0.05%.
(1)	It is expected that each security held by the Global Atlantic Goldman Sachs Core Fixed Income Portfolio will be disposed of prior to the Reorganization with the exception of the Money Market Funds which represents 2.1% of total net assets.
(a)	144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of May 31, 2026, these securities amounted to $12,104,336 or 22.0% of net assets.
(b)	Variable rate or fixed to variable rate security. The rate shown is the rate in effect at period end.
(c)	When-issued, or delayed delivery. All or a portion may be subject to dollar-roll transactions.
(d)	Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.
(e)	Step coupon.
(f)	Rate shown represents discount rate at the time of purchase.
(g)	Sinking bond security.
(h)	The rate shown is the annualized seven-day yield at period end.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Modified Portfolio of Investments (Unaudited) (Continued)

May 31, 2026

FORWARD SALES CONTRACTS
At May 31, 2026, the Fund had the following forward sales contracts:
Description	Interest Rate	Maturity Date*	Settlement Date	Principal Amount	Value
Fannie Mae or Freddie Mac	4.50%	TBA - 30Yr	6/1/2056	$(500,000)	$(479,844)
Fannie Mae or Freddie Mac	5.00%	TBA - 30Yr	6/1/2056	(500,000)	(245,937)
Ginnie Mae	4.50%	TBA - 30Yr	6/20/2056	(1,000,000)	(962,187)
(Proceeds Receivable: $(1,685,430))					$(1,687,968)

*	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date.The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

			Unrealized
			Appreciation
Futures Contracts	Contracts	Expiration Date	(Depreciation)
Long Futures Contracts
EURO-SCHATZ FUT JUN26	12	06/08/26	$1,027
EURO-BUXL 30Y BND JUN26	1	06/08/26	2,427
TYU6 PIT	9	09/21/26	6,271
US LONG BOND(CBT) SEP26	11	09/21/26	16,060
US ULTRA BOND CBT SEP26	28	09/21/26	53,133
LONG GILT FUTURE SEP26	1	09/28/26	189
US 5YR NOTE (CBT) SEP26	47	09/30/26	23,138
US 2YR NOTE (CBT) SEP26	30	09/30/26	8,590
ICE 3MTH SONIA FU DEC26	6	03/16/27	(10,413)
ICE 3MTH SONIA FU JUN27	3	09/14/27	2,174
			$102,596
Short Futures Contracts
EURO-BUND FUTURE JUN26	2	06/08/26	(2,964)
US 10YR ULTRA FUT SEP26	25	09/21/26	(16,572)
			$(19,536)
Total Net Unrealized Appreciation/(Depreciation) on Futures contracts			$83,060

				Unrealized
				Appreciation
Interest Rate Swaps	Expiration Date	Rate (%)	Notional Amount	(Depreciation)
IRS 2.1307 EUR ESTRON LCH 07/29/2026_R	07/29/26	2.13%	34,390,000	$(1,171)
IRS 2.1325 EUR ESTRON LCH 07/29/2026_R	07/29/26	2.13	4,410,000	(162)
IRS 1.2500 JPY MUTKCALM LCH 12/15/2027_R	12/15/27	1.25	436,730,000	2,827
IRS 3.4156 USD SOFRRATE LCH 04/22/2028_R	04/24/28	3.42	460,000	1,983
IRS 2.000 EUR ESTRON LCH 06/17/2028_R	06/17/28	2.00	810,000	(433)
IRS 4.0000 GBP SONIO LCH 06/17/2028_R	06/19/28	4.00	170,000	706

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Modified Portfolio of Investments (Unaudited) (Continued)

May 31, 2026

				Unrealized
				Appreciation
Interest Rate Swaps	Expiration Date	Rate (%)	Notional Amount	(Depreciation)
IRS 2.7500 CAD CAONREPO LCH 06/17/2028_R	06/19/28	2.75%	270,000	$(905)
IRS 4.5000 AUD BBSW3M LCH 06/17/2028_R	06/19/28	4.50	480,000	80
IRS 2.5000 CAD CAONREPO LCH 06/17/2028_R	06/19/28	2.50	120,000	278
IRS 3.2500 USD SOFRRATE LCH 06/17/2028_R	06/19/28	3.25	290,000	2,484
IRS 3.7500 GBP SONIO LCH 06/17/2028_R	06/19/28	3.75	1,160,000	(5,072)
IRS 2.5000 EUR EUR006M LCH 06/17/2028_R	06/19/28	2.50	250,000	899
IRS 3.0000 USD SOFRRATE LCH 06/17/2028_R	06/19/28	3.00	2,130,000	18,319
IRS 3.9273 USD SOFRRATE LCH 06/30/2028_R	06/30/28	3.93	2,390,000	(777)
IRS 2.5000 EUR EUR006M LCH 09/10/2028_R	09/11/28	2.50	7,650,000	32,339
IRS 2.0000 EUR ESTRON LCH 09/10/2028_R	09/11/28	2.00	7,650,000	(30,317)
IRS 1.0000 JPY MUTKCALM LCH 06/17/2029_R	06/18/29	1.00	95,000,000	(2,139)
IRS 3.7500 GBP SONIO LCH 06/17/2029_R	06/18/29	3.75	20,000	(492)
IRS 3.9029 USD SOFRRATE LCH 11/30/2030_R	12/02/30	3.90	1,260,000	(1,082)
IRS 3.0000 EUR EUR006M LCH 05/21/2031_R	05/21/31	3.00	2,590,000	(3,453)
IRS 2.8000 EUR ESTRON LCH 05/21/2031_R	05/21/31	2.80	2,590,000	3,070
IRS 2.5000 EUR EUR006M LCH 06/17/2031_R	06/17/31	2.50	150,000	(477)
IRS 3.7500 NZD NFIX3FRA LCH 06/17/2031_R	06/17/31	3.75	1,360,000	(3,152)
IRS 4.0000 GBP SONIO LCH 06/17/2031_R	06/17/31	4.00	480,000	(9,334)
IRS 4.7500 AUD BBSW6M LCH 06/17/2031_R	06/17/31	4.75	1,150,000	822
IRS 1.2500 JPY MUTKCALM LCH 06/17/2031_R	06/17/31	1.25	620,000,000	42,617
IRS 3.5838 USD SOFRRATE LCH 04/22/2032_R	04/22/32	3.58	670,000	(8,941)
IRS 2.0000 JPY MUTKCALM LCH 01/11/2033_R	01/11/33	2.00	46,067,551	6,051
IRS 3.9758 USD SOFRRATE LCH 04/30/2033_R	05/02/33	3.98	850,000	(1,518)
IRS 2.8000 EUR ESTRON LCH 02/15/2035_R	02/15/35	2.80	250,000	2,758
IRS 0.5000 CHF SRFXON3 LCH 06/17/2036_R	06/17/36	0.50	250,000	235
IRS 4.2500 NOK NIBOR6M LCH 06/17/2036_R	06/17/36	4.25	860,000	14
IRS 2.7500 SEK STIB3M LCH 06/17/2036_R	06/17/36	2.75	1,770,000	(2,397)
IRS 1.5000 JPY MUTKCALM LCH 06/17/2036_R	06/17/36	1.50	108,106,685	(9,748)
IRS 5.0000 AUD BBSW6M LCH 06/17/2036_R	06/17/36	5.00	110,000	(525)
IRS 3.2500 CAD CAONREPO LCH 06/17/2036_R	06/17/36	3.25	110,000	(1,333)
IRS 4.2500 GBP SONIO LCH 06/17/2036_R	06/17/36	4.25	70,000	1,514
IRS 2.7500 EUR EUR006M LCH 06/17/2036_R	06/17/36	2.75	450,000	5,227
IRS 3.7500 USD SOFRRATE LCH 06/17/2036_R	06/17/36	3.75	230,000	9,425
IRS 4.0000 NZD NFIX3FRA LCH 06/17/2036_R	06/17/36	4.00	80,000	(541)
IRS 3.8939 USD SOFRRATE LCH 04/22/2037_R	04/22/37	3.89	410,000	7,022
IRS 4.6291 USD SOFRRATE LCH 04/14/2041_R	04/15/41	4.63	700,000	(1,517)
IRS 2.1600 JPY MUTKCALM LCH 08/02/2044_R	08/02/44	2.16	90,426,319	(5,564)
IRS 2.2500 JPY MUTKCALM LCH 06/17/2046_R	06/18/46	2.25	16,990,000	2,204
IRS 3.1000 EUR ESTRON LCH 08/15/2054_R	08/17/54	3.10	110,000	(1,667)
IRS 4.0476 USD SOFRRATE LCH 04/13/2056_R	04/13/56	4.05	650,000	2,322
IRS 3.0000 EUR EUR006M LCH 06/17/2056_R	06/19/56	3.00	10,000	14
Total Net Unrealized Appreciation/(Depreciation) on Interest Rate Swaps				$50,493

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Modified Portfolio of Investments (Unaudited) (Continued)

May 31, 2026

				Unrealized
				Appreciation
Credit Default Swaps	Expiration Date	Rate (%)	Notional Amount	(Depreciation)
ICE CD CDXIG543 1.00 20DEC29 Q P	12/20/29	1.00%	$250,000	$1,735
ICE CD CDXIG544 1.00 20JUN30 Q P	06/20/30	1.00	325,000	2,589
ICE CD CDX.NA.IG.45-V1 1.00 20DEC30 Q P	12/20/30	1.00	2,244,196	10,560
Total Net Unrealized Appreciation/(Depreciation) on Credit Default Swaps				$14,884

Forward Foreign Currency Contracts
		Currency Units to		Unrealized
Settlement Date		Receive	In Exchange For	Appreciation(Depreciation)
07/31/26	Currency Contracts	682,719	586,726	$(3,804)
Total Net Unrealized Appreciation/(Depreciation) on Forward Foreign Currency Contracts				$(3,804)

PART C

OTHER INFORMATION

Item 15. Indemnification.

Reference is made to Article VIII of the Registrant’s Amended and Restated Declaration of Trust, Section 8 of the Underwriting Agreement and Sections 4 and 5 of the Investment Advisory Agreement.  The Sub-Advisory Agreements also contain indemnification provisions. The Registrant maintains directors and officers insurance that, subject to the terms, conditions and deductibles of the policy, covers trustees and officers of the Registrant while acting in their capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	(a)	Registrant’s Amended and Restated Agreement and Declaration of Trust previously filed on February 11, 2015 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 7, and hereby incorporated by reference.

(b)	Registrant’s Certificate of Trust previously filed on July 9, 2013 in the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

(2)	By-Laws. Registrant’s Amended and Restated By-Laws previously filed on April 27, 2023 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 62 and hereby incorporated by reference.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is included as Appendix A to the Combined Information Statement/Prospectus.

(5)	None, other than in the Amended and Restated Declaration of Trust and By-Laws of the Registrant.

(6)	(a)	Investment Advisory Agreement, by and between the Registrant and Global Atlantic Investment Advisors, LLC with respect to all series of the Registrant previously filed on April 29, 2021 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 58 and hereby incorporated by reference.

(1)	Amendment No. 1 to Investment Advisory Agreement, by and between the Registrant and Global Atlantic Investment Advisors, LLC with respect to all series of the Registrant previously filed on August 23, 2021 in the Registrant’s Registration Statement on Form N-14 in Post-Effective Amendment No. 1 and hereby incorporated by reference.

(2)	Amendment No. 2 to Investment Advisory Agreement, by and between the Registrant and Global Atlantic Investment Advisors, LLC with respect to all series of the Registrant is filed herewith.

(3)	Amendment No. 3 to Investment Advisory Agreement, by and between the Registrant and Global Atlantic Investment Advisors, LLC with respect to all series of the Registrant is filed herewith.

(b)	Advisory Fee Waiver Agreement between the Registrant and Global Atlantic Investment Advisors, LLC for Global Atlantic American Funds® Managed Risk Portfolio and Global Atlantic Select Advisor Managed Risk Portfolio previously filed on April 28, 2022 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 60 and hereby incorporated by reference.

(1)	Amended and Restated Advisory Fee Waiver Agreement between the Registrant and Global Atlantic Investment Advisors, LLC for Global Atlantic American Funds® Managed Risk Portfolio is filed herewith.

(c)	Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and Franklin Advisers, Inc. for Global Atlantic Franklin Dividend and Income Managed Risk Portfolio previously filed on April 29, 2021 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 58 and hereby incorporated by reference.

(1)	First Amendment to Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and Franklin Advisers, Inc. for Global Atlantic Franklin Dividend and Income Managed Risk Portfolio previously filed on April 29, 2021 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 58 and hereby incorporated by reference.

(2)	Second Amendment to Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and Franklin Advisers, Inc. for Global Atlantic Franklin Dividend and Income Managed Risk Portfolio previously filed on April 27, 2023 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 62 and hereby incorporated by reference.

(d)	Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and Milliman Financial Risk Management LLC for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Selects Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio, and Global Atlantic Wellington Research Managed Risk Portfolio previously filed on April 29, 2021 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 58 and hereby incorporated by reference.

(1)	First Amendment to Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and Milliman Financial Risk Management LLC for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Selects Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio, and Global Atlantic Wellington Research Managed Risk Portfolio previously filed on April 29, 2021 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 58 and hereby incorporated by reference.

(e)	Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and Goldman Sachs Asset Management, L.P. for Global Atlantic Goldman Sachs Core Fixed Income Portfolio previously filed on April 29, 2021 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 58 and hereby incorporated by reference.

(1)	First Amendment to Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and Goldman Sachs Asset Management, L.P. for Global Atlantic Goldman Sachs Core Fixed Income Portfolio previously filed on April 28, 2022 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 60 and hereby incorporated by reference.

(f)	Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and Wellington Management Company LLP for Global Atlantic Wellington Research Managed Risk Portfolio previously filed on April 29, 2021 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 58 and hereby incorporated by reference.

(1)	First Amendment to Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and Wellington Management Company LLP for Global Atlantic Wellington Research Managed Risk Portfolio previously filed on April 29, 2021 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 58 and hereby incorporated by reference.

(2)	Second Amendment to Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and Wellington Management Company LLP for Global Atlantic Wellington Research Managed Risk Portfolio previously filed on April 27, 2023 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 62 and hereby incorporated by reference.

(3)	Form of Third Amendment to Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and Wellington Management Company LLP for Global Atlantic Wellington Research Managed Risk Portfolio is filed herewith.

(g)	Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and BlackRock Investment Management, LLC for Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio and Global Atlantic BlackRock High Yield Portfolio previously filed on April 29, 2021 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 58 and hereby incorporated by reference.

(1)	Amendment No. 1 to Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and BlackRock Investment Management, LLC for Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio and Global Atlantic BlackRock High Yield Portfolio previously filed on April 29, 2021 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 58 and hereby incorporated by reference.

(2)	Amendment No. 2 to Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and BlackRock Investment Management, LLC for Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio and Global Atlantic BlackRock High Yield Portfolio previously filed on April 28, 2022 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 60 and hereby incorporated by reference.

(3)	Amendment No. 3 to Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and BlackRock Investment Management, LLC for Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global

Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio and Global Atlantic BlackRock High Yield Portfolio previously filed on April 28, 2022 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 60 and hereby incorporated by reference.

(h)	Amended and Restated Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and Wilshire Advisors LLC for Global Atlantic American Funds® Managed Risk Portfolio and Global Atlantic Select Advisor Managed Risk Portfolio previously filed on April 29, 2021 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 58 and hereby incorporated by reference.

(1)	First Amendment to Amended and Restated Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and Wilshire Advisors LLC for Global Atlantic American Funds® Managed Risk Portfolio and Global Atlantic Select Advisor Managed Risk Portfolio previously filed on April 27, 2023 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 62 and hereby incorporated by reference.

(i)	Amended and Restated Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and BlackRock Investment Management, LLC for Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Selects Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio previously filed on April 29, 2021 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 58 and hereby incorporated by reference.

(1)	Amendment No. 1 to Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and BlackRock Investment Management, LLC for Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Selects Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio previously filed on April 28, 2022 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 60 and hereby incorporated by reference.

(2)	Form of Amendment No. 2 to Sub-Advisory Agreement Global Atlantic Investment Advisors, LLC and BlackRock Investment Management, LLC for Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio, Global Atlantic Moderate Managed Risk Portfolio and Global Atlantic Moderately Aggressive Managed Risk Portfolio is filed herewith.

(3)	Form of Amendment No. 3 to Sub-Advisory Agreement Global Atlantic Investment Advisors, LLC and BlackRock Investment Management, LLC for Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio, Global Atlantic Moderate Managed Risk Portfolio and Global Atlantic Moderately Aggressive Managed Risk Portfolio is filed herewith.

(7)	Underwriting Agreement between Forethought Variable Insurance Trust and Global Atlantic Distributors, LLC previously filed on April 29, 2021 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 58 and hereby incorporated by reference.

(a)	Amendment No. 1 to Underwriting Agreement between Forethought Variable Insurance Trust and Global Atlantic Distributors, LLC previously filed on April 28, 2022 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 60 and hereby incorporated by reference.

(b)	Amendment No. 2 to Underwriting Agreement between Forethought Variable Insurance Trust and Global Atlantic Distributors, LLC is filed herewith.

(8)	Not applicable.

(9)	Form of Custody Agreement by and between The Bank of New York Mellon and the Registrant previously filed on April 28, 2020 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 54, and hereby incorporated by reference.

(a)	Amendment to Custody Agreement by and between The Bank of New York Mellon and the Registrant previously filed on April 27, 2023 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 62 and hereby incorporated by reference.

(b)	Amendment 2 to Custody Agreement by and between The Bank of New York Mellon and the Registrant previously filed on April 29, 2026 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 68 and hereby incorporated by reference.

(10)	(a)	Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1, as amended, previously filed on April 28, 2022 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 60 and hereby incorporated by reference.

(b)	Rule 18f-3 Plan, as amended, previously filed on April 28, 2022 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 60 and hereby incorporated by reference.

(11)	Legal Opinion and Consent as to legality of the securities being registered is filed herewith.

(12)	Not applicable.

(13)	(a)	Form of Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon previously filed on April 28, 2020 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 54, and hereby incorporated by reference.

(1)	Amendment to Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon previously filed on April 27, 2023 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 62 and hereby incorporated by reference.

(2)	Amendment 2 to Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon previously filed on April 27, 2023 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 62 and hereby incorporated by reference.

(3)	Amendment 3 to Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon previously filed on April 27, 2023 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 62 and hereby incorporated by reference.

(4)	Amendment 4 to Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon previously filed on April 28, 2025 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 66 and hereby incorporated by reference.

(5)	Amendment 5 to Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon previously filed on April 29, 2026 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 68 and hereby incorporated by reference.

(b)	Form of Transfer Agency and Shareholder Services Agreement by and between BNY Mellon Investment Servicing (US) Inc. and the Registrant previously filed on April 28, 2020 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 54, and hereby incorporated by reference.

(1)	Amendment No. 1 to Transfer Agency and Shareholder Services Agreement by and between BNY Mellon Investment Servicing (US) Inc. and the Registrant previously filed on April 27, 2023 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 62 and hereby incorporated by reference.

(2)	Amendment No. 2 to Transfer Agency and Shareholder Services Agreement by and between BNY Mellon Investment Servicing (US) Inc. and the Registrant previously filed on April 27, 2023 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 62 and hereby incorporated by reference.

(3)	Amendment No. 3 to Transfer Agency and Shareholder Services Agreement by and between BNY Mellon Investment Servicing (US) Inc. and the Registrant previously filed on April 29, 2026 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 68 and hereby incorporated by reference.

(c)	Operating Expenses Limitation Agreement between the Registrant and Global Atlantic Investment Advisors, LLC for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Selects Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio previously filed on April 27, 2023 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 62 and hereby incorporated by reference.

(1)	Amended and Restated Operating Expenses Limitation Agreement between the Registrant and Global Atlantic Investment Advisors, LLC for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Moderately Aggressive Managed Risk Portfolio, Global Atlantic Moderate Managed Risk Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio is filed herewith.

(d)	Operating Expenses Limitation Agreement between the Registrant and Global Atlantic Investment Advisors, LLC for Global Atlantic BlackRock Disciplined International Core Portfolio previously filed on April 27, 2023 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 62 and hereby incorporated by reference.

(1)	Amended and Restated Operating Expenses Limitation Agreement between the Registrant and Global Atlantic Investment Advisors, LLC for Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio and Global Atlantic BlackRock Disciplined International Core Portfolio is filed herewith.

(14)	Form of Fund of Funds Participation Agreement previously filed on April 28, 2022 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 60 and hereby incorporated by reference.

(15)	Form of Rule 12d1-4 Fund of Funds Investment Agreement previously filed on April 27, 2023 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 62 and hereby incorporated by reference.

(16)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(17)	Not applicable.

(18)	Powers of Attorney for the Registrant, and a certificate with respect thereto, and each trustee and principal executive and financial officer is filed herewith.

(19)	(a)	Code of Ethics for the Registrant and Global Atlantic Investment Advisors, LLC previously filed on April 28, 2025 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 66 and hereby incorporated by reference.

(b)	Code of Ethics for Wellington Management Company LLP previously filed on April 29, 2026 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 68, and hereby incorporated by reference.

(c)	Code of Ethics for Milliman Financial Risk Management LLC previously filed on April 27, 2023 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 62 and hereby incorporated by reference.

(d)	Code of Ethics for Global Atlantic Distributors, LLC is filed herewith.

(e)	Code of Ethics for Franklin Advisers, Inc. previously filed on April 29, 2026 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 68 and hereby incorporated by reference.

(f)	Code of Ethics for Goldman Sachs Asset Management, L.P. previously filed on April 29, 2025 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 67 and hereby incorporated by reference.

(g)	Code of Ethics for BlackRock Inc. previously filed on April 29, 2026 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 68 and hereby incorporated by reference.

(h)	Code of Ethics for Wilshire Advisors LLC previously filed on April 27, 2023 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 62 and hereby incorporated by reference.

(i)	Code of Ethics for Foreside Fund Officer Services, LLC previously filed on April 29, 2026 in the Registrant’s Registration Statement on Form N-1A in Post-Effective Amendment No. 68 and hereby incorporated by reference.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant hereby undertakes to file, by post-effective amendment, the final opinion of Dechert LLP supporting the tax consequences of the proposed reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Hartford and State of Connecticut, on the 10th day of July, 2026.

Forethought Variable Insurance Trust

By:	/s/ Deborah Schunder
Deborah Schunder, President

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the date indicated.

Eric Todd*	Trustee	July 10, 2026
Eric Todd

/s/ Deborah Schunder	President and Chief Executive Officer	July 10, 2026
Deborah Schunder

/s/ Trent Statczar	Treasurer, Principal Financial Officer and Principal Accounting Officer	July 10, 2026
Trent Statczar

Joseph Breslin*	Trustee	July 10, 2026
Joseph Breslin

Mark Garbin*	Trustee	July 10, 2026
Mark Garbin

Mitchell E. Appel*	Trustee	July 10, 2026
Mitchell E. Appel

By:		Date:

	/s/ Deborah Schunder	July 10, 2026
Deborah Schunder, President
Attorney-in-Fact

* Pursuant to Powers of Attorney filed herewith.

EXHIBIT INDEX

Exhibit No.	Description

6(a)(2)	Amendment No. 2 to Investment Advisory Agreement, by and between the Registrant and Global Atlantic Investment Advisors, LLC with respect to all series of the Registrant
6(a)(3)	Amendment No. 3 to Investment Advisory Agreement, by and between the Registrant and Global Atlantic Investment Advisors, LLC with respect to all series of the Registrant
6(b)(1)	Amended and Restated Advisory Fee Waiver Agreement between the Registrant and Global Atlantic Investment Advisors, LLC for Global Atlantic American Funds® Managed Risk Portfolio
6(f)(3)	Form of Third Amendment to Sub-Advisory Agreement between Global Atlantic Investment Advisors, LLC and Wellington Management Company LLP for Global Atlantic Wellington Research Managed Risk Portfolio
6(i)(2)	Form of Amendment No. 2 to Sub-Advisory Agreement Global Atlantic Investment Advisors, LLC and BlackRock Investment Management, LLC for Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio, Global Atlantic Moderate Managed Risk Portfolio and Global Atlantic Moderately Aggressive Managed Risk Portfolio
6(i)(3)	Form of Amendment No. 3 to Sub-Advisory Agreement Global Atlantic Investment Advisors, LLC and BlackRock Investment Management, LLC for Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio, Global Atlantic Moderate Managed Risk Portfolio and Global Atlantic Moderately Aggressive Managed Risk Portfolio
7(b)	Amendment No. 2 to Underwriting Agreement between Forethought Variable Insurance Trust and Global Atlantic Distributors, LLC
11	Legal Opinion and Consent
13(c)(1)	Amended and Restated Operating Expenses Limitation Agreement between the Registrant and Global Atlantic Investment Advisors, LLC for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Moderately Aggressive Managed Risk Portfolio, Global Atlantic Moderate Managed Risk Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio
13(d)(1)	Amended and Restated Operating Expenses Limitation Agreement between the Registrant and Global Atlantic Investment Advisors, LLC for Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio and Global Atlantic BlackRock Disciplined International Core Portfolio
16	Consent of Independent Registered Public Accounting Firm
18	Powers of Attorney
19(d)	Code of Ethics for Global Atlantic Distributors, LLC